STEIN ROE MUTUAL FUNDS

ANNUAL REPORT
SEPT. 30, 1998

PHOTO OF: HANDS HOLDING LEAVES

STEIN ROE EQUITY FUNDS

GROWTH FUNDS

           GROWTH STOCK FUND
           GROWTH OPPORTUNITIES FUND
           SPECIAL FUND
           LARGE COMPANY FOCUS FUND
           SPECIAL VENTURE FUND
           CAPITAL OPPORTUNITIES FUND

LOGO:
STEIN ROE MUTUAL FUNDS
SENSIBLE RISKS. INTELLIGENT INVESTMENTS.(SM)

Contents
--------------------------------------------------------------------------------
From the President................................................   1
   Tom Butch's thoughts on the markets and investing

Performance.......................................................   3
   How the Stein Roe growth funds have done over time

Making the Most of Performance....................................   6

Q&A
   Interviews with the portfolio managers and a summary of
   investment activity
Growth Stock Fund.................................................   7
Growth Opportunities Fund.........................................   11
Special Fund......................................................   15
Large Company Focus Fund..........................................   19
Special Venture Fund..............................................   22
Capital Opportunities Fund........................................   26

Portfolios of Investments.........................................   30
   A complete list of investments with market values

Financial Statements..............................................   44
   Statements of assets and liabilities, operations and changes in net assets

Notes to Financial Statements.....................................   56

Financial Highlights..............................................   61
   Selected per-share data

Report of Independent
  Public Accountants..............................................   73


                MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS.

Photo of: Thomas W. Butch

From the President
--------------------------------------------------------------------------------

TO OUR SHAREHOLDERS
We're pleased to present this annual report for the Stein Roe growth funds -- Growth Stock Fund, Growth Opportunities Fund, Special Fund, Large Company Focus Fund, Special Venture Fund and Capital Opportunities Fund. This report covers the fiscal year ended Sept. 30, 1998.

WHAT GOES UP...
Until July, it appeared as if the equity markets were set to deliver another year of record gains. Growth was supported by low inflation, consumer confidence and a strong dollar. Money flooded the equity markets as domestic and international investors sought to participate in what they hoped would be another record year for the U.S. stock market. Through its high point on July 17 of the fiscal year, the equity market was up 25.54 percent as measured by the S&P 500 Index,* following a period of average annual gains of more than 30 percent for the past three fiscal years.
   By the end of August, however, we were reminded that what goes up comes down, as equity markets gave back all of their gains for the year, much during a dramatic one-day drop of 512 points, or 6.4 percent on August 31. At the end of September (again, the end of the Fund's fiscal year), the Dow Jones Industrials Average at 7842.62, was -0.3 percent below where it was twelve months before.

WHAT HAPPENED
The reason for the retreat had its roots in overseas events. Southeast Asia continued to suffer economic and financial crises throughout the year. Then in August, Asian woes spread to other developing nations as Latin American markets suffered and the Russian ruble devalued. This created selling pressure in U.S. markets as investors feared that economic crises in developing nations could stifle our economy, which is dependent, in part, on healthy markets for exported goods. Moreover, concerns about the sustainability of U.S. companies' earnings and the level of interest rates heightened fears about continued growth. The confluence of these negative forces overwhelmed U.S. markets in August and September, creating the resulting weak market returns noted above.

BACK FROM THE DEPTHS
Then on Oct. 15, 1998, the Federal Reserve took the unusual step of lowering two key interest rates in between its regular meetings. This catalyzed a significant market rally, which was sustained by generally better-than-expected third quarter financial results reported by many major U.S. companies. As of the writing of this letter, markets have recovered considerably from their August 31 lows, although not to the levels reached prior to that date.

LOOKING FORWARD
No one knows for certain what lies ahead for the U.S. equity markets. What we can assess is that the Asian problems appear to have a ways to go before they are fully resolved and that the durability of corporate earnings may have further implications for the equity markets. In addition, many market observers believe that, following extraordinary gains in 1995, 1996 and 1997, U.S. equity markets will likely begin to deliver results more in line with historical returns.

A REMINDER OF RISK

We believe one of the keys to investment success is your perspective. If your mutual fund was appropriate to your investing objectives yesterday, it probably still is today. However, at the end of the day, you need to feel comfortable with your portfolio. If the recent market turmoil has unnerved you to the point where it is weighing on you emotionally, you might want to consider reassessing your risk tolerance and adjust your portfolio accordingly. In our experience, while unsettling, market declines are normal. While the recent market volatility has reminded us of the significance of market downturns, it also should remind us that history has shown that investors can lose opportunities when they bail out of the market. In fact, about the only thing worse than experiencing a bear market is missing out on the potential bull market that follows. Long-term growth investors have not lost money in any 15-year period of the stock market's existence, as represented by the S&P 500.+
   Please call us at 800-338-2550 with any comments or suggestions. As always, we look forward to serving your investment needs.

   Sincerely,


   Thomas W. Butch
   President
   Oct. 26, 1998

*THE S&P 500 INDEX IS AN UNMANAGED GROUP OF STOCKS NOT ASSOCIATED WITH ANY STEIN ROE FUND. IT IS NOT AVAILABLE FOR DIRECT INVESTMENT.

+ USED WITH PERMISSION. (C) 1997 IBBOTSON ASSOCIATES, INC. ALL RIGHTS
RESERVED. [CERTAIN PORTIONS OF THIS WORK WERE DERIVED FROM COPYRIGHTED WORKS OF ROGER G. IBBOTSON AND REX SINQUEFIELD].

Fund Performance
--------------------------------------------------------------------------------
There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Each performance figure includes changes in a fund's share price, plus reinvestment of any dividends (net investment income) and capital gains (the profits the fund earns when it sells stocks that have grown in value).
--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
                          PERIODS ENDED SEPT. 30, 1998

                                         PAST 1    PAST 3    PAST 5     PAST 10
                                          YEAR      YEARS     YEARS      YEARS
--------------------------------------------------------------------------------
GROWTH STOCK FUND                         4.69%    19.03%    17.16%     16.61%
SPECIAL FUND                            -19.17      8.40      8.29      13.31
CAPITAL OPPORTUNITIES FUND              -13.23      6.75     11.34      12.29
S&P 500                                   9.08     22.61     19.91      17.27
S&P 400 MidCap                           -6.07     14.21     13.74      16.71
Nasdaq Industrials                      -24.98      1.67      5.75      10.27
Russell 2000                            -19.02      6.86      9.09      11.16
--------------------------------------------------------------------------------
                                              PAST 1     PAST 3       LIFE
                                               YEAR       YEARS     OF FUND(1)
--------------------------------------------------------------------------------
SPECIAL VENTURE FUND                          -32.05%      2.92%       8.57%
Russell 2000                                  -19.02       6.86       11.13
--------------------------------------------------------------------------------
                                              PAST 1               LIFE
                                               YEAR              OF FUND(1)
--------------------------------------------------------------------------------
GROWTH OPPORTUNITIES FUND                     -3.34%              3.27%
S&P 500 Index                                  9.08              17.25
--------------------------------------------------------------------------------
                                               SINCE               LIFE
                                             INCEPTION           OF FUND(1)
--------------------------------------------------------------------------------
LARGE COMPANY FOCUS FUND                     -12.70%                N/A
S&P 500 Index                                 -9.92                 N/A
--------------------------------------------------------------------------------

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND
INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. A FUND'S PERFORMANCE, ESPECIALLY FOR VERY SHORT TIME PERIODS, SHOULD NOT BE THE SOLE FACTOR IN MAKING YOUR INVESTMENT DECISION. TOTAL RETURN PERFORMANCE INCLUDES CHANGES IN SHARE PRICE AND REINVESTMENT OF INCOME AND CAPITAL GAINS DISTRIBUTIONS. THE S&P 500, THE S&P 400 MIDCAP, THE NASDAQ INDUSTRIALS AND THE RUSSELL 2000 ARE UNMANAGED GROUPS OF STOCKS THAT DIFFER FROM THE COMPOSITION OF ANY STEIN ROE FUND; THEY ARE NOT AVAILABLE FOR DIRECT INVESTMENT.

(1) INCEPTION DATE: SPECIAL VENTURE FUND -- OCT. 17, 1994; GROWTH
OPPORTUNITIES FUND -- JUNE 30, 1997; LARGE COMPANY FOCUS FUND -- JUNE 26, 1998. BECAUSE INDEX RETURNS ARE CALCULATED ON A MONTHLY BASIS, THE INDEX RETURNS MARKED "LIFE OF FUND" ARE CALCULATED FROM THE MONTH-END RESULTS THAT FELL CLOSEST TO THE FUND'S INCEPTION DATE.

Investment Comparison
--------------------------------------------------------------------------------
COMPARISON of change in value of a $10,000 investment.
--------------------------------------------------------------------------------
Growth Stock Fund
--------------------------------------------------------------------------------

Mountain Chart:
               S&P 500           Growth Stock Fund
9/30/88           10000             10000
9/30/89           13295             13386
9/30/90           12067             12828
9/30/91           15819             17528
9/30/92           17565             20047
9/30/93           19843             21067
9/30/94           20573             21509
9/30/95           26685             27571
9/30/96           32108             33372
9/30/97           45087             44418
9/30/98           49182             46504


Special Fund and Capital Opportunities Fund
--------------------------------------------------------------------------------
Mountain Chart:

            Capital
            Opportunities
            Fund             S&P 500       Special Fund      S&P 400 MidCap
9/30/88     10000            10000         10000             10000
9/30/89     13668            13295         14000             13729
9/30/90      8541            12067         12771             11749
9/30/91     13111            15819         16880             17658
9/30/92     13897            17565         18393             19858
9/30/93     18623            19843         23423             24630
9/30/94     19053            20573         23897             25025
9/30/95     26191            26685         27385             31475
9/30/96     39168            32108         32285             35881
9/30/97     36720            45087         43155             49913
9/30/98     31861            49182         34887             46765

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. THESE GRAPHS COMPARE THE PERFORMANCE OF THE STEIN ROE FUNDS TO THE S&P 500 AND THE S&P 400, EACH AN UNMANAGED GROUP OF STOCKS THAT DIFFERS FROM THE COMPOSITION OF ANY STEIN ROE FUND; THEY ARE NOT AVAILABLE FOR DIRECT INVESTMENT. TOTAL RETURN PERFORMANCE INCLUDES CHANGES IN SHARE PRICE AND REINVESTMENT OF INCOME AND CAPITAL GAINS DISTRIBUTIONS.

Investment Comparison
--------------------------------------------------------------------------------
COMPARISON of change in value of a $10,000 investment.
--------------------------------------------------------------------------------
Special Venture Fund
Mountain Chart:
          Special Venture Fund     Russell 2000
10/31/94          10000                    10000
3/31/95           11064                    10804
9/30/95           12697                    12399
3/31/96           14375                    14036
9/30/96           16737                    16343
3/31/97           15808                    15436
9/30/97           20372                    19893
3/31/98           20179                    15436
9/30/98           13844                    19893

--------------------------------------------------------------------------------
Growth Opportunities Fund
Mountain Chart:
               Growth
               Opportunities
               Fund              S&P 500
6/30/97        10000             10000
9/30/97        10770             10749
12/31/97       10960             11058
3/31/98        12659             12599
6/30/98        12749             13017
9/30/98        10410             11725
--------------------------------------------------------------------------------

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. THESE GRAPHS COMPARE THE PERFORMANCE OF THE STEIN ROE FUNDS TO THE S&P 500 AND THE RUSSELL 2000, EACH AN UNMANAGED GROUP OF STOCKS THAT DIFFERS FROM THE COMPOSITION OF ANY STEIN ROE FUND; THEY ARE NOT AVAILABLE FOR DIRECT INVESTMENT. TOTAL RETURN PERFORMANCE INCLUDES CHANGES IN SHARE PRICE AND REINVESTMENT OF INCOME AND CAPITAL GAINS DISTRIBUTIONS.

Making the Most of Performance
--------------------------------------------------------------------------------
                         MAKING THE MOST OF PERFORMANCE

The wide assortment of performance data available today can be a mixed blessing. On one hand, a fund's performance results can be a valuable source of information when considering an investment. On the other hand, even seasoned investors may find the wide array of data and the different methods of interpretation confusing.

     That's why one of the most important pieces of advice we can give you is to remember that a fund's past performance is just that -- past. While a fund's past performance is not a guarantee of how it will perform in the future, it can help you make rational decisions about the funds you currently hold or about funds you might be considering. Many equity funds, for example, have a history of growth over the long term, but will nonetheless experience occasional downturns in the short term. The price and total return of a mutual fund will change daily and if you sell your shares during a downturn in the market, you might lose money. But if you can ride out the market's ups and downs, your fund might achieve a gain.

     When your fund experiences a temporary downturn, it's important to remember why you chose that fund in the first place. If your fund has an investment strategy in which you believe and which is properly matched to your financial goals, there is probably no reason to change course. It can be shortsighted to sell an investment at its lowest point. In fact, that may be the time when you should be investing more, to take advantage of a potential upturn.

     No one can make your financial decisions better than you. We hope this report helps you to better understand and evaluate your fund's performance, and serves as a helpful aid in making intelligent, appropriate investment decisions. If you have any questions, please call a Stein Roe account representative at 800-338-2550.

Q&A
--------------------------------------------------------------------------------
AN INTERVIEW WITH ERIK GUSTAFSON, PORTFOLIO MANAGER OF GROWTH STOCK FUND

SR&F GROWTH STOCK PORTFOLIO

FUND DATA
   INVESTMENT OBJECTIVE:
   Seeks long-term capital appreciation by investing in a diversified portfolio. Under normal conditions, the portfolio will invest at least 65 percent of its total assets in common stocks and other equity-type securities that are believed to have long-term appreciation possibilities.

   FUND INCEPTION:
   July 1, 1958

   TOTAL NET ASSETS:
   $615.3 million

   Photo of: Erik Gustafson

GROWTH STOCK FUND CLOSED TO NEW INVESTORS ON OCT. 15, 1997, SUBJECT TO THE TERMS SET FORTH IN THE PROSPECTUS.

Q: HOW DID THE FUND PERFORM?

A: The Fund had a total return of 4.69 percent for this fiscal year ended Sept. 30, 1998, outperforming the Lipper growth fund peer group return of 0.67 percent.

Q: WHAT INFLUENCED THE FUND'S PERFORMANCE?

A: For most of the year, large-cap growth companies produced strong returns. The S&P 500 gained 22 percent from Sept. 30, 1997, through mid-July. Then the markets corrected due to continued emerging market concerns, political problems surrounding President Clinton and general global deflation worries. Although large-cap growth stocks continued to perform ahead of all other equity groups, all equity markets suffered.

Q: DO YOU BELIEVE THE RECENT CORRECTION WILL CHANGE INVESTOR SENTIMENT?

A: The markets often react strongly to short-term events. Markets are forward-looking which means they react according to the way investors believe the economy will grow and function in future months. Historically, when the economy has looked uncertain or slow, the markets have gone down. However, with no significant indications of recession in the United States and firm prospects for economic growth over the long term, investor sentiment should remain intact.

Q: IN WHAT SECTORS ARE THE PORTFOLIO'S INVESTMENTS FOCUSED?

A: We continue to find what we think are attractive investment opportunities in large-cap U.S. growth companies. We favor sectors that will benefit from the demographic aging of the U.S. populace -- mainly health care and financial services. The health care companies we have the most confidence in are American Home Products, Eli Lilly and Pfizer (3.2 percent, 3.7 percent and 3.6 percent of total net assets, respectively). In financial services, we favor Travelers Group and American International Group (2.6 percent and 3.2 percent, respectively). We have faith that these companies will be able to meet their earnings expectations and continue to grow for the next several years. We also continue to favor certain technology companies -- specifically tele com mu nications and information services companies such as Cisco Systems, Lucent Technologies, Tellabs and Microsoft (5.1 percent, 3.8 percent, 2.4 percent and 3.8 percent of total net assets, respectively). We believe that the Internet and global networking will continue to shape the world and that companies in these industries will benefit from demand for new products.

Q: DID ANY OF THE PORTFOLIO'S HOLDINGS SUFFER FROM INTERNATIONAL TURMOIL?

A: Many of the portfolio's leading U.S. multinational holdings have a substantial presence in Asia and therefore have been negatively influenced by the crisis in that region. For example, Coca-Cola (2.1 percent of total net assets) earns about 75 percent of its profits overseas. When global economies are under pressure, a company with this level of exposure will inevitably suffer. Financial services holdings with direct exposure to Asia were also hurt, and technology companies that rely on trade with Asia lost value due to slower demand.
   However, we balance out global exposure with strong positions in domestic companies that are less affected by world economic crises. For example, one of the portfolio's largest sectors -- drug and health care companies -- continued to provide strong returns because people's need for medicine is constant. And as baby boomers age, their demand for health care products and services should increase.

Q: DID YOU SELL HOLDINGS WHEN THE MARKETS DECLINED?

A: We did not participate in the sell-off. We believe that the strength of the companies in our portfolio may allow for a strong rebound when markets come back.

Q: ANY THOUGHTS ABOUT WHAT LIES AHEAD?

A: Economic growth is slowing around the world. This should support a further interest rate reduction by the Federal Reserve Board. Historically, lower interest rates have improved the valuations of large-cap growth stocks. Therefore, we remain optimistic about the growth prospects of large-cap companies.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND
INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. HOLDINGS ARE DISCLOSED AS A PERCENTAGE OF SR&F GROWTH STOCK PORTFOLIO'S TOTAL NET ASSETS. PORTFOLIO HOLDINGS ARE AS OF SEPT. 30, 1998, AND ARE SUBJECT TO CHANGE. TOTAL RETURN PERFORMANCE INCLUDES CHANGES IN SHARE PRICE AND REINVESTMENT OF INCOME AND CAPITAL GAINS DISTRIBUTIONS. THE S&P 500 IS AN UNMANAGED GROUP OF STOCKS THAT DIFFERS FROM THE FUND; IT IS NOT AVAILABLE FOR DIRECT INVESTMENT. ACCORDING TO LIPPER ANALYTICAL SERVICES, INC., A MONITOR OF MUTUAL FUND PERFORMANCE, THE MEDIAN RETURNS FOR THE FUND'S GROWTH FUND PEER GROUP FOR THE ONE-, FIVE- AND 10-YEAR PERIODS ENDED SEPT. 30, 1998, WERE 0.67 PERCENT, 15.09 PERCENT AND 14.77 PERCENT, RESPECTIVELY.

Fund Highlights
--------------------------------------------------------------------------------
SR&F Growth Stock Portfolio

                 TOP 10 EQUITY HOLDINGS (% OF TOTAL NET ASSETS)
--------------------------------------------------------------------------------
Cisco Systems                      5.1% MCI WorldCom                       3.7%
Paychex                            4.2  Pfizer                             3.6
Lucent Technologies                3.8  Time Warner                        3.6
Microsoft                          3.8  Intel                              3.5
Eli Lilly                          3.7  Fannie Mae                         3.5
--------------------------------------------------------------------------------
                                        Total                             38.5%
--------------------------------------------------------------------------------
                           EQUITY PORTFOLIO HIGHLIGHTS
                                                     PORTFOLIO           S&P 500
--------------------------------------------------------------------------------
Number of Holdings                                          31              500
Dollar Weighted Median Market
   Capitalization ($ Mil.)                             $69,245          $47,086

--------------------------------------------------------------------------------
PIE CHART:
                            ECONOMIC SECTOR BREAKDOWN
                              As of Sept. 30, 1998
                            Equity Portfolio                        S&P 500
Basic Materials                    0%                                  3%
Consumer Cyclical                 13%                                 13%
Consumer Noncyclical              25%                                 24%
Energy                             2%                                  8%
Financial                         19%                                 16%
Industrial                        10%                                  8%
Technology                        27%                                 18%
Utilities                          4%                                 10%

--------------------------------------------------------------------------------
PIE CHART:
                                ASSET ALLOCATION
                         As of Sept. 30, 1997              As of Sept. 30, 1998
Equities                         95.6%                             90.7%
Cash & Equivalents                4.4%                              9.3%

Q&A
--------------------------------------------------------------------------------
AN INTERVIEW WITH GLORIA SANTELLA, ERIC MADDIX AND ART MCQUEEN, PORTFOLIO MANAGERS OF GROWTH OPPORTUNITIES FUND
--------------------------------------------------------------------------------
FUND DATA
   INVESTMENT OBJECTIVE:
   Seeks long-term capital appreciation by investing in the stocks of companies believed to offer substantial long-term earnings growth.

   FUND INCEPTION:
   June 30, 1997

   TOTAL NET ASSETS:
   $50.0 million

Photo of : GLORIA SANTELLA, ERIC MADDIX AND ART MCQUEEN


Q: HOW DID THE FUND PERFORM?

A: The Fund returned -3.34 percent for the year ended Sept. 30, 1998, compared to the Lipper growth fund peer group return of 0.67 percent.

Q: WHAT HURT PERFORMANCE?

A: The Fund invests for growth across market capitalization segments and has exposure to companies of all sizes. While large company stocks continued to deliver strong performance, small- and midcap company stocks continued to underperform. Since we have a majority of the Fund's assets invested in small-and midcap stocks, the performance of these stocks relative to larger names hurt the Fund's total return. The divergence of performance among capitalization ranges is well reflected in returns of the following indices. Large-cap stocks, as represented by the S&P 500 Index, returned 9.06 percent for the fiscal year, while midcap stocks, as represented by the S&P 400 Index, returned -6.07 percent and small-cap stocks, as represented by the S&P 600 Index, returned -18.67 percent.

Q: WHAT SUPPORTED PERFORMANCE?

A: Performance for the Fund was led by large-cap holdings. And despite this difficult environment, several of the Fund's small- and midcap holdings aided the performance of the Fund as well. Our holdings in less-economically sensitive sectors, such as health care, performed exceptionally well. Additionally, stocks in the media and retail sectors performed well as their domestic focus shielded them from the negative impact of faltering international economies.

Q: CAN YOU NAME SOME HOLDINGS THAT WORKED PARTICULARLY WELL FOR YOU?

A: Boron, LePore & Associates (1.4 percent of total net assets), a small-cap contract sales company in the health care field, was one of the Fund's strongest performers. A midcap company that performed particularly well for the Fund was Outdoor Systems (1.2 percent of total net assets). This media company owns billboards and is benefiting from the trend in advertising away from newspapers. So even though small- and midcap companies in general have underperformed, the Fund is invested in companies that exhibit good growth potential regardless of size. In the large-cap sector, Cisco Systems (1.5 percent of total net assets) was one of the top contributors to the Fund's performance. Despite the mixed performance of the technology sector, this company continued to thrive due to demand for its Internet routers. Larger-cap health care holdings Pfizer, Warner-Lambert and HBO & Co. (1.5 percent, 1.8 percent and 2.0 percent of total net assets, respectively) were top performers for the Fund. Our largest sector weighting continues to be health care as it has been insulated from global economic turmoil.

Q: YOU SEEM TO FAVOR BUSINESS SERVICES. HOW HAVE COMPANIES IN THIS SECTOR PERFORMED?

A: The Fund's best-performing holding was in this sector. The company, INSpire Insurance Solutions (1.2 percent of total net assets), provides outsourced claims and policy administration services to insurance companies. The increase in demand by corporations to outsource non-core functions is well documented. We like business services because their operations benefit from the predictability of recurring revenue streams. Additionally, similar to our basic premise for investing in health care companies, business services companies derive growth primarily from domestic opportunities.

Q: WHAT'S YOUR OUTLOOK?

A: Current data suggests that economic growth is slowing. The markets have already reacted to this in what we believe was an exaggerated manner. Nevertheless, Growth Opportunities Fund invests in companies that have the potential to grow regardless of economic conditions. This is reflected in the fact that, after the recent market sell-off, the growth prospects of the Fund's holdings have not significantly changed. In addition, we do not believe the disparity in performance between market capitalization segments will continue. Small- and midcap markets are at a point where their valuations are attractive in comparison to large-cap markets. We also believe large-cap companies can continue to provide solid appreciation. With that in mind, our balance of holdings across market capitalization segments should provide good performance for the Fund over the long-term.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. A FUND'S PERFORMANCE, ESPECIALLY FOR VERY SHORT TIME PERIODS, SHOULD NOT BE THE SOLE FACTOR IN MAKING YOUR INVESTMENT DECISION. PORTFOLIO HOLDINGS ARE AS OF SEPT. 30, 1998, AND ARE SUBJECT TO CHANGE. TOTAL RETURN PERFORMANCE INCLUDES CHANGES IN SHARE PRICE AND REINVESTMENT OF INCOME AND CAPITAL GAINS DISTRIBUTIONS. THE ADVISER CURRENTLY LIMITS EXPENSES TO 1.25 PERCENT OF AVERAGE NET ASSETS; ABSENT THIS LIMIT, TOTAL RETURN WOULD BE LESS. THE S&P 400, S&P 500 AND S&P 600 INDICES ARE UNMANAGED GROUPS OF STOCKS THAT DIFFER FROM THE COMPOSITION OF ANY STEIN ROE FUND. THEY ARE NOT AVAILABLE FOR DIRECT INVESTMENT. LIFE OF FUND IS FROM FUND INCEPTION ON JUNE 30, 1997. ACCORDING TO LIPPER ANALYTICAL SERVICES, INC., A MONITOR OF MUTUAL FUND PERFORMANCE, THE MEDIAN RETURNS FOR THE FUND'S GROWTH FUND PEER GROUP FOR THE ONE-YEAR AND LIFE OF FUND PERIODS ENDED SEPT. 30, 1998, WERE 0.67 PERCENT AND 10.29 PERCENT, RESPECTIVELY.

FUNDS THAT EMPHASIZE INVESTMENTS IN SMALLER COMPANIES MAY EXPERIENCE GREATER VOLATILITY.

Fund Highlights
--------------------------------------------------------------------------------
Growth Opportunities Fund

                 TOP 10 EQUITY HOLDINGS (% OF TOTAL NET ASSETS)
--------------------------------------------------------------------------------
HBO & Co.                          2.0%  Fiserv                             1.8%
Freddie Mac                        2.0   Warner-Lambert                     1.8
Univision Communications           2.0   Monsanto                           1.8
MCI WorldCom                       2.0   Home Depot                         1.7
Iron Mountain                      1.9   Fannie Mae                         1.7
--------------------------------------------------------------------------------
                                         Total                             18.7%

--------------------------------------------------------------------------------
                           EQUITY PORTFOLIO HIGHLIGHTS
                                                       PORTFOLIO        S&P 500
--------------------------------------------------------------------------------
Number of Holdings                                          72              500
Median Market Value ($ Mil.)                            $3,206          $47,086

--------------------------------------------------------------------------------
PIE CHART:
                            ECONOMIC SECTOR BREAKDOWN
                              As of Sept. 30, 1998
                            Equity Portfolio                       S&P 500
Basic Materials                    2%                                  3%
Consumer Cyclical                 23%                                 13%
Consumer Noncyclical              24%                                 24%
Energy                             0%                                  8%
Financial                         12%                                 16%
Industrial                        14%                                 8%
Technology                        21%                                 18%
Utilities                          4%                                 10%

--------------------------------------------------------------------------------
PIE CHART:
                                ASSET ALLOCATION
                         As of Sept. 30, 1997              As of Sept. 30, 1998
Equities                         90.5%                            92.0%
Cash & Equivalents                9.5%                             8.0%

Q&A
--------------------------------------------------------------------------------
AN INTERVIEW WITH GERRY SANDEL, PORTFOLIO MANAGER OF SPECIAL FUND AND
SR&F SPECIAL PORTFOLIO
--------------------------------------------------------------------------------
PHOTO OF: GERRY SANDEL

FUND DATA
   INVESTMENT OBJECTIVE:
   Seeks to achieve capital appreciation by investing primarily in a diversified portfolio of equity securities that are considered to have limited downside risk relative to their potential for above-average growth, including securities of undervalued, underfollowed or out-of-favor companies.

   FUND INCEPTION:
   May 22, 1968

   TOTAL NET ASSETS:
   $911.7 million

Q: HOW DID THE FUND PERFORM?
A: The Fund performed poorly for the fiscal year ended Sept. 30, 1998, returning -19.17 percent compared to the midcap peer group return of -11.32 percent.

Q: WHAT AFFECTED PERFORMANCE?

A: The market for value stocks -- or stocks priced low compared to their growth potential -- was unfavorable. When markets are uncertain, investors have a tendency to back away from companies exhibiting any sort of problem, which is a typical characteristic of value stocks. This situation enhanced underperformance.

Q: WHAT SECTORS HURT PERFORMANCE?

A: Although stocks in many sectors lost value, our energy holdings declined the most due to reduced oil prices. We also held companies that are sensitive to economic activity such as chemical producers or distributors of capital goods and these stocks declined when the market corrected. Additionally, any company that wasn't completely problem-free declined in value. For example, Columbia/HCA Healthcare (0.5 percent of total net assets) lost value in the fourth quarter of the fiscal year, during the market sell off, not because of exposure to Asia or economic conditions, but because of some minor operations issues.

Q: WHEN WILL VALUE STOCKS REBOUND?

A: We believe value stocks are going to trade at current depressed levels until the market turns around. With lower interest rates we believe investors' perceptions of the market may stabilize and become more positive. If this occurs, midcap value stocks should gain the favor of investors looking for growth at attractive valuations.

Q: HOW DID YOU REPOSITION THE PORTFOLIO THIS YEAR?

A: When the market was up early in the year, we sold some of our holdings, including Boston Scientific and Cardinal Healthcare, at prices higher than our purchase price. When the market declined in August, the type of companies we like to purchase -- solid companies priced at low valuation levels -- expanded dramatically, so we added about 12 new stocks to the portfolio. Since we usually buy what others are selling, the recent market correction provided us with some great buying opportunities.
   For example, we purchased Andrew Corp. (1.7 percent of total net assets), an antenna maker benefiting from the growth in wireless communications. Growth investors sold-off the company during the unsteady market. However, we believe global growth in this industry is firm; the company has high return on equity, low debt and a dominant market position. Another company we purchased is Crown Cork & Seal (0.7 percent of total net assets), one of the largest makers of cans and bottles. This strong global business also was sold off and now is attractively priced. Six months ago we would not have been able to purchase such high quality names.

Q: WHAT STOCKS HELPED THE PORTFOLIO DURING THE RECENT PERIOD OF VOLATILITY?

A: We bought Barrick Gold (1.2 percent of total net assets) earlier in the year after gold prices experienced a steep decline. This company and other precious metals holdings supported performance with favorable earnings prospects in an environment where most other companies are suffering from reduced earnings.

Q: ARE THERE ANY SECTORS YOU FAVOR GOING FORWARD?

A: Chemical companies lost a lot of their value during the year in response to slowing economic activity. The prices on these stocks are so low that they are trading at levels below what they were during the last recession. We believe that companies in this sector will rebound and deliver strong price increases.

Q: WHAT IS YOUR OUTLOOK?
A: This Fund's performance should react to changes in the economy. Value stocks are often economically sensitive companies, so performance may continue to suffer if the market continues to be volatile. However, when the market rebounds our holdings may recover stronger than non-economically sensitive stocks. If interest rates continue to move lower, we believe this will stimulate stronger economic growth and investors will look to invest in companies with good growth potential and low valuations to make the most of a strong rebound. If this happens, we believe the Fund's performance will benefit.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND
INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. HOLDINGS ARE DISCLOSED AS A PERCENTAGE OF THE SR&F SPECIAL PORTFOLIO'S TOTAL NET ASSETS. PORTFOLIO HOLDINGS ARE AS OF SEPT. 30, 1998, AND ARE SUBJECT TO CHANGE. TOTAL RETURN PERFORMANCE INCLUDES CHANGES IN SHARE PRICE AND REINVESTMENT OF INCOME AND CAPITAL GAINS DISTRIBUTIONS. THE ADVISER REDUCED ITS MANAGEMENT FEE BY .05 PERCENT THROUGH JUNE 30, 1997; ABSENT THIS LIMIT, TOTAL RETURN WOULD BE LESS. ACCORDING TO LIPPER ANALYTICAL SERVICES, INC., A MONITOR OF MUTUAL FUND PERFORMANCE, THE MEDIAN RETURNS FOR THE FUND'S MIDCAP FUND PEER GROUP FOR THE ONE-, FIVE- AND 10-YEAR PERIODS WERE -11.32 PERCENT, 10.42 PERCENT AND 13.41 PERCENT, RESPECTIVELY.

Fund Highlights
--------------------------------------------------------------------------------
                             SR&F Special Portfolio
--------------------------------------------------------------------------------
                 TOP 10 EQUITY HOLDINGS (% OF TOTAL NET ASSETS)
--------------------------------------------------------------------------------

Molex                              3.3%  Carlisle Companies                 2.5%
Invacare                           3.1   Progressive Corp.                  2.4
Cross Timbers Oil                  2.9   Acuson                             2.2
20th Century Industries            2.8   Stewart & Stevenson Services       2.1
Perrigo                            2.6   Seagate Technologies               2.0

--------------------------------------------------------------------------------
                                         Total                             25.9%


--------------------------------------------------------------------------------
                           EQUITY PORTFOLIO HIGHLIGHTS
                                                       PORTFOLIO        S&P 400
--------------------------------------------------------------------------------
Number of Holdings                                          65              400
Median Market Value ($ Mil.)                            $1,435           $2,638


--------------------------------------------------------------------------------
PIE CHART:
                            ECONOMIC SECTOR BREAKDOWN

                              As of Sept. 30, 1998
                           Equity Portfolio                        S&P 400
Basic Materials                   11%                                  5%
Consumer Cyclical                 20%                                 14%
Consumer Noncyclical              19%                                 15%
Energy                             6%                                  4%
Financial                         14%                                 13%
Industrial                        16%                                 12%
Technology                        12%                                 20%
Utilities                          2%                                 17%

--------------------------------------------------------------------------------
PIE CHART:
                                ASSET ALLOCATION
                         As of Sept. 30, 1997         As of Sept. 30, 1998
Equities                         89.4%                        78.1%
Cash & Equivalents               10.6%                        21.9%

Q&A
--------------------------------------------------------------------------------
AN INTERVIEW WITH DAVE BRADY, PORTFOLIO MANAGER OF LARGE COMPANY FOCUS FUND
--------------------------------------------------------------------------------
PHOTO OF: DAVE BRADY

FUND DATA
   INVESTMENT OBJECTIVE:
   Seeks long-term growth of capital by investing in a non-diversified portfolio of equity securities. The Fund invests in a limited number of large-cap companies, defined as those with capitalizations in excess of $5 billion that are believed to have above-average growth potential. Under normal conditions, the Fund will hold between 15-25 common stocks and will invest at least 65 percent of its total assets in common stocks of larger-cap companies.

   FUND INCEPTION:
   June 26, 1998

   TOTAL NET ASSETS:
   $44.7 million

Q: HOW HAS THE FUND PERFORMED SINCE ITS LAUNCH ON JUNE 26, 1998?
A: We launched the Fund at a time when U.S. equity markets experienced their worst performance in eight years. The environment for equity investing was difficult, causing the Fund to decline with the market during its first few months of operation. Since its inception on June 26, 1998, the Fund's total return was -12.70 percent. For the same time period, the Lipper growth fund peer group returned -12.81 percent.

Q: HOW DID YOU STRUCTURE THE PORTFOLIO?

A: Large Company Focus Fund was built on the premise that concentrating on a limited number of holdings with strong growth potential may provide superior long-term performance. The Fund currently owns 21 stocks. All have above-average projected earnings per-share (EPS) and sales growth. Several of the stocks have a projected EPS growth rate twice that of the S&P 500. Another part of our strategy is to provide diversification. Our 21 initial investments were in 10 of the 11 sectors represented by the S&P 500 Index.

Q: WHAT ARE YOUR FAVORITE SECTORS?

A: The most heavily weighted sectors were financial services, health care and technology. We believe technology companies have high growth potential based on their ability to create cutting edge products. We think financial services companies should thrive in the low interest rate environment and health care companies should continue to grow revenues, as they have in the past, despite economic conditions.
   Some examples include financial services holdings SouthTrust (6.7 percent of total net assets), a leading Southwest regional bank that we believe has outstanding management, and Associates First Capital (6.7 percent of total net assets), a leading consumer finance company.

Q: WHAT SECTORS OR HOLDINGS PERFORMED WELL FOR THE FUND?
A: The portfolio's holdings in the consumer staples and technology sectors have performed the best during the period. Consumer staple companies such as Walgreen Co., a leading drugstore chain (5.0 percent of total net assets), performed well amid strong consumer buying in the United States. Strong performers in the technology sector included Intel and Microsoft (6.6 percent and 5.6 percent of total net assets, respectively). We believe these companies continue to exhibit strong growth potential as the Internet and com puter networking activities continue to shape and improve the world.
   Health care holding American Home Products (6.0 percent of total net assets) also supported performance.

Q: WHAT HOLDINGS WERE DISAPPOINTMENTS?
A: Our major disappointment was United Healthcare. The company's share price dropped rapidly in early August after management announced operations difficulties. After the announcement we reevaluated this company and determined shareholders would be better served if we sold it. We reinvested the capital in Becton Dickinson, a hospital supply company, and Eli Lilly, a major pharmaceutical concern (3.2 percent and 3.5 percent of total net assets, respectively). We believe both are more stable businesses.

Q: WHAT'S YOUR OUTLOOK FOR THE FUND?
A: Given the uncertainty in some world economies and the apparent lack of global liquidity, we expect market volatility to continue over the near term. We will watch closely for signs of stabilization in emerging economies because we believe this may be the catalyst for stability in corporate profits worldwide. We continue to believe investing in growing, high-quality companies over the long term can provide rewarding, risk-adjusted returns.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND
INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. A FUND'S PERFORMANCE, ESPECIALLY FOR SHORT TIME PERIODS, SHOULD NOT BE THE SOLE FACTOR IN MAKING YOUR INVESTMENT DECISION. PORTFOLIO HOLDINGS ARE AS OF SEPT. 30, 1998, AND ARE SUBJECT TO CHANGE. TOTAL RETURN PERFORMANCE INCLUDES CHANGES IN SHARE PRICE AND REINVESTMENT OF INCOME AND CAPITAL GAINS DISTRIBUTIONS. LIFE OF FUND IS FROM FUND INCEPTION ON JUNE 26, 1998; BENCHMARK PERFORMANCE IS FROM JUNE 30, 1998. THE ADVISOR CURRENTLY LIMITS EXPENSES TO 1.50 PERCENT OF AVERAGE NET ASSETS. ABSENT THIS LIMIT, RETURNS WOULD BE LESS. THE S&P 500 INDEX IS AN UNMANAGED GROUP OF STOCKS THAT DIFFERS FROM THE COMPOSITION OF THE FUND; IT IS NOT AVAILABLE FOR DIRECT INVESTMENT. ACCORDING TO LIPPER ANALYTICAL SERVICES, INC., A MONITOR OF MUTUAL FUND PERFORMANCE, THE MEDIAN RETURN FOR THE FUND'S GROWTH FUND PEER GROUP FOR THE LIFE OF FUND PERIOD WAS -12.81 PERCENT.

Fund Highlights
--------------------------------------------------------------------------------
Large Company Focus Fund
--------------------------------------------------------------------------------
                 TOP 10 EQUITY HOLDINGS (% OF TOTAL NET ASSETS)
--------------------------------------------------------------------------------
Associates First Capital           6.7% Microsoft                          5.6%
SouthTrust                         6.7  Interpublic Group of Companies     5.4
Intel                              6.6  Dover                              5.3
American Home Products             6.0  Walgreen Co.                       5.0
Household International            5.9  Clorox                             4.3
--------------------------------------------------------------------------------
                                        Total                             57.5%

--------------------------------------------------------------------------------
                           EQUITY PORTFOLIO HIGHLIGHTS
                                                    PORTFOLIO         S&P 500
--------------------------------------------------------------------------------
Number of Holdings                                        21              500
Median Market Value ($ Mil.)                         $22,595          $47,086

--------------------------------------------------------------------------------
PIE CHART:
                           ECONOMIC SECTOR BREAKDOWN
                              AS OF SEPT. 30, 1998

                           EQUITY PORTFOLIO                        S&P 500

Basic Materials                    3%                                  3%
Consumer Cyclical                 15%                                 13%
Consumer Noncyclical              18%                                 24%
Energy                             7%                                  8%
Financial                         20%                                 16%
Industrial                         6%                                  8%
Technology                        20%                                 18%
Utilities                         11%                                 10%

--------------------------------------------------------------------------------
PIE CHART:
                                ASSET ALLOCATION
                         As of Sept. 30, 1998
Equities                         94.9%
Cash & Equivalents                5.1%

--------------------------------------------------------------------------------
Q&A
--------------------------------------------------------------------------------
AN INTERVIEW WITH DICK PETERSON AND JOHN MCLANDSBOROUGH, PORTFOLIO MANAGERS FOR SPECIAL VENTURE FUND AND SR&F SPECIAL VENTURE PORTFOLIO.

PHOTO OF: DICK PETERSON AND JOHN MCLANDSBOROUGH

FUND DATA
   INVESTMENT OBJECTIVE:
   Seeks to achieve long-term capital appreciation with a diversified portfolio that invests in entrepreneurially managed companies. The portfolio emphasizes investments in financially strong small- and medium-sized companies based principally on management appraisal and stock valuation. Funds that emphasize investments in smaller companies may experience greater volatility.

   FUND INCEPTION:
   Oct. 17, 1994

   TOTAL NET ASSETS:
   $116.1 million

EFFECTIVE OCT. 7, 1998, THE PORTFOLIO MANAGERS OF STEIN ROE SPECIAL VENTURE
FUND AND SR&F SPECIAL VENTURE PORTFOLIO ARE JAMES P. HAYNIE AND MICHAEL E. REGA.

Q: HOW DID THE FUND PERFORM?
A: The Fund had a total return of -32.05 percent for the year ended Sept. 30, 1998, underperforming the Lipper small-cap fund peer group return of -21.01 percent.

Q: WHAT HAPPENED IN THE SMALL-CAP MARKET THIS YEAR?

A: Negative influences from international currency and economic crises plagued the small-cap market. Investors fled higher-risk stocks in favor of more liquid larger-cap stocks. During this uncharacteristically prolonged period where large-cap stocks outperformed small- and midcap stocks, many small companies suffered severely -- losing more than 70 percent of their value. We believe the extent of these declines was extreme, as companies were negative recipients of the flight to quality by many investors.

Q: WHAT CAUSED THE FUND TO UNDERPERFORM ITS PEER GROUP?

A: Our current concentration of under 50 stocks is less defensive than the broad range of small-cap stocks many of our competitors hold. A concentrated strategy should allow us to take greater advantage of market upswings, while it can have the opposite affect in a down market.
   Our underexposure to the utilities sector, given its defensive nature in a down market, affected the Fund's performance relative to its peer group. The Russell 2000, for example, has a five percent weighting in this sector, as do many of the funds in the peer group. We held about one percent of the portfolio's assets in utilities.

Q: WHAT SPECIFIC INDUSTRIES OR HOLDINGS UNDERPERFORMED?

A: From an industry perspective, technology and energy holdings underperformed the most due to their exposure to the global economic crisis. As oil prices declined, energy companies lost value. Technology companies suffered from lack of demand in Asian markets. For example, CMP Media (2.2 percent of total net assets), a technology magazine publisher, lost advertising revenues as technology companies restricted their advertising due to declining Asian demand for their products.
   Several of our other holdings, including Triarc and Black Box (3.3 percent and 3.2 percent of total net assets, respectively), are sound businesses, but suffered as investors favored larger-cap, higher-quality investments.

Q: WHICH HOLDINGS PERFORMED WELL?

A: Metro Networks (5.0 percent of total net assets), an information report provider for television and radio stations, was a strong-performing holding for the Fund throughout the year. Xomed Surgical Products (5.1 percent of total net assets), a less-invasive surgical equipment manufacturer, also performed well. Many of the stocks we had the greatest amount of confidence in have been the best performers this year. These two companies were among the portfolio's largest holdings.

Q: DID YOU SELL ANY HOLDINGS?

A: We spend a lot of time researching the companies we own and we only buy companies where we have confidence in the management, their business plans and growth potential. Because of that, we don't sell stocks based solely on price disappointments. However, we will sell a company when its business fundamentals change, or if it fails or disappoints us in any other way. Unfortunately, we had a few such situations this year. We sold two holdings that had deteriorating fundamentals -- Paula Financial and Sola International.

Q: WHERE DID YOU MAKE PURCHASES?

A: We added positions in School Specialty and National Computer Systems (2.6 percent and 3.8 percent of total net assets), two companies that do business in the education industry. We believe the education sector is healthy and will continue to show demand regardless of market conditions.

Q: WHAT'S YOUR OUTLOOK FOR THE SMALL-CAP MARKET?

A: Small-cap stocks are now exhibiting their lowest-valuations and their highest relative earnings-per-share growth potential that we've seen in 20 years. This indicates that the small-cap market has the potential to outperform other asset classes if equity markets rebound. In addition, small-cap stocks are projected to achieve earnings growth of 10 percent in the next two quarters, compared with three to five percent for the large-cap S&P 500 Index. However, it appears that investors who have been weary of smaller-cap names for some time will need an extended period of stability before moving away from the big name stocks. On the positive side, because large-cap stocks make up 80 to 85 percent of the equity market, it won't take a lot of money coming into small-cap stocks to give the group a boost. Another reason for our optimism is that the last two times the Russell 2000 was down 30 percent -- in 1979 and in 1990 -- a strong rally followed and we're hopeful this will happen again.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. HOLDINGS ARE DISCLOSED AS A PERCENTAGE OF THE SR&F SPECIAL VENTURE PORTFOLIO'S TOTAL NET ASSETS. PORTFOLIO HOLDINGS ARE AS OF SEPT. 30, 1998, AND ARE SUBJECT TO CHANGE. TOTAL RETURN PERFORMANCE INCLUDES CHANGES IN SHARE PRICE AND REINVESTMENT OF INCOME AND CAPITAL GAINS DISTRIBUTIONS. LIFE OF FUND IS FROM FUND INCEPTION ON OCT. 17, 1994; BENCHMARK PERFORMANCE IS FROM OCT. 31, 1994. THE RUSSELL 2000 INDEX IS AN UNMANAGED GROUP OF STOCKS THAT DIFFERS FROM THE COMPOSITION OF THE FUND; IT IS NOT AVAILABLE FOR DIRECT INVESTMENT. ACCORDING TO LIPPER ANALYTICAL SERVICES, INC., A MONITOR OF MUTUAL FUND PERFORMANCE, THE MEDIAN RETURNS FOR THE FUND'S SMALL-CAP FUND PEER GROUP FOR THE ONE-YEAR AND LIFE OF FUND PERIODS WERE -21.01 PERCENT AND 11.25 PERCENT, RESPECTIVELY.

FUNDS THAT EMPHASIZE INVESTMENTS IN SMALLER COMPANIES MAY EXPERIENCE GREATER VOLATILITY.

Fund Highlights
--------------------------------------------------------------------------------
SR&F Special Venture Portfolio
--------------------------------------------------------------------------------
                 TOP 10 EQUITY HOLDINGS (% OF TOTAL NET ASSETS)
--------------------------------------------------------------------------------
Meadowbrook Insurance              6.2% National Computer Systems          3.8%
Xomed Surgical Products            5.1  Ballantyne of Omaha                3.7
Metro Networks                     5.0  SPSS                               3.3
CB Richard Ellis Services          4.7  Triarc                             3.3
Regis                              4.4  Artesyn Technologies               3.3
--------------------------------------------------------------------------------
                                        Total                             42.8%

--------------------------------------------------------------------------------
                           EQUITY PORTFOLIO HIGHLIGHTS
                                                   PORTFOLIO     RUSSELL 2000
--------------------------------------------------------------------------------
Number of Holdings                                        40            2,000
Median Market Value ($ Mil.)                            $383             $605


--------------------------------------------------------------------------------
PIE CHART:
                            ECONOMIC SECTOR BREAKDOWN
                              As of Sept. 30, 1998
                           Equity Portfolio                 Russell 2000
Basic Materials                    0%                             0%
Consumer Cyclical                 28%                             4%
Consumer Noncyclical              16%                            17%
Energy                             3%                            24%
Financial                         15%                            25%
Industrial                        19%                             6%
Technology                        19%                            20%
Utilities                          0%                             4%

--------------------------------------------------------------------------------
PIE CHART:
                                ASSET ALLOCATION
                         As of Sept. 30, 1997              As of Sept. 30, 1998
Equities                         91.1%                             94.9%
Cash & Equivalents                8.9%                              5.1%

Q&A
--------------------------------------------------------------------------------
AN INTERVIEW WITH GLORIA SANTELLA AND ERIC MADDIX, PORTFOLIO MANAGERS OF
CAPITAL OPPORTUNITIES FUND

FUND DATA
   INVESTMENT OBJECTIVE:
   Seeks long-term capital appreciation by investing in aggressive growth companies, including securities of smaller emerging companies as well as securities of any size that offer strong earnings growth potential. Funds that emphasize investments in smaller companies may experience greater volatility.

   FUND INCEPTION:
   Sept. 30, 1969

   TOTAL NET ASSETS:
   $681.1 million

Photo of: GLORIA SANTELLA, ERIC MADDIX

Q: HOW DID THE FUND PERFORM?
A: Capital Opportunities Fund returned -13.23 percent for the year ended Sept. 30 1998, underperforming the Lipper capital appreciation fund peer group which had a total return of -8.86 for the same time period.

Q: UNTIL JUNE THE FUND WAS PERFORMING STRONGLY AND AHEAD OF THE PEER GROUP. WHAT HAPPENED?

A: For the first nine months of the Fund's fiscal year -- October 1997 through June 1998 -- we outperformed the S&P 400 MidCap Index with a return of 15.91 percent compared to the Index return of 9.00 percent. We were encouraged by this performance and by the performance of the aggressive growth sector in general, following the 15-month period of underperformance the sector had experienced since July 1996. This past summer, global economic turmoil, the political scandal in Washington and the well-publicized losses of a prominent hedge fund combined to cause a panic in financial markets. Consequently, during the last quarter of the Fund's fiscal year, stocks retreated from their July highs at rates not seen since the market's sharp decline in 1974. Although all stocks experienced declines, the performance of the small- and midcap sectors was worse than that of the broader market, as is typical in severe market corrections. Furthermore, stocks in the high-growth segment of the market were hit particularly hard as this segment came under increased scrutiny and skepticism.

Q: WHAT SUPPORTED PERFORMANCE?

A: Our better-performing stocks were businesses that historically have demonstrated predictable earnings growth. These companies escaped the negative earnings-related rumors that plagued so many high-growth companies. For example, our best-performing stock, Paychex (5.6 percent of total net assets), has generated earnings growth in excess of 25 percent for 26 straight quarters. Despite market turmoil, investors demonstrated a willingness to pay a premium for quality and consistency in a company's earnings.

Q: DID THIS YEAR'S SLOWING-GROWTH ECONOMY RESTRICT YOUR UNIVERSE OF COMPANIES WITH STRONG CONSISTENT EARNINGS?

A: We invest in many companies where growth is not necessarily tied to economic conditions. Companies derive growth from many sources besides growth in the economy. For example, a small company can grow by winning market share from a larger competitor. With the exception of economically sensitive companies -- such as those in the technology and industrial sectors -- we have not seen company earnings deteriorate. In fact, the market sell off has given us the opportunity to make new investments in long-term growth companies at attractive prices in relation to their growth potential.

Q: WHAT ARE SOME EXAMPLES OF RECENT INVESTMENTS THAT YOU ARE EXCITED ABOUT?

A: We initiated a position in Shire Pharmaceuticals (1.1 percent of total net assets), an emerging pharmaceutical manufacturer. The company has an attractive product pipeline including an improved drug for Attention Deficit Disorder and a drug for treating Alzheimer's disease.
   We also purchased Dollar Tree (1.4 percent of total net assets), a leading participant in the "value retailing" sector. This company is expanding units at an aggressive pace, and is currently a beneficiary of cheaper prices on goods bought in Asia.

Q: WHAT SECTORS LOOK GOOD GOING FORWARD?

A: We believed the market overreacted to concerns about economic growth and affected the earnings of companies in certain sectors. For example, radio stocks sold off based on concerns that ad revenues would slow in a recession. While growth may slow somewhat for this sector, the radio industry has historically weathered recessions exceptionally well, experiencing only one negative year in its entire history. This is likely due to the fact that radio advertising is attractively priced relative to other forms of advertising such as television and newspaper. We believe this sector represents an attractive investment at current levels.

Q: WHAT'S YOUR OUTLOOK?

A: We believe the outlook for the aggressive growth sector is particularly attractive. Going forward, the high earnings growth rate of these companies should remain well above that of the general economy -- particularly when positioned against a backdrop of moderating corporate profit growth for the large-cap sector. We believe this will be the catalyst that will eventually drive the aggressive growth sector to the premium valuation levels experienced in the past. We are confident the future will bring a more rational market environment and we have positioned the Fund in what we believe are attractive long-term investment opportunities.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. PORTFOLIO HOLDINGS ARE AS OF SEPT. 30, 1998, AND ARE SUBJECT TO CHANGE. TOTAL RETURN PERFORMANCE INCLUDES CHANGES IN SHARE PRICE AND REINVESTMENT OF INCOME AND CAPITAL GAINS DISTRIBUTIONS. THE S&P 400 MIDCAP INDEX IS AN UNMANAGED GROUP OF STOCKS THAT DIFFERS FROM THE COMPOSITION OF THE FUND; IT IS NOT AVAILABLE FOR DIRECT INVESTMENT. ACCORDING TO LIPPER ANALYTICAL SERVICES, INC., A MONITOR OF MUTUAL FUND PERFORMANCE, THE MEDIAN RETURNS FOR THIS CAPITAL APPRECIATION FUND CATEGORY FOR THE ONE-, FIVE- AND 10-YEAR PERIODS ENDED SEPT. 30, 1998, WERE -8.86 PERCENT, 12.11 PERCENT AND 13.43 PERCENT, RESPECTIVELY.

Fund Highlights
--------------------------------------------------------------------------------
Capital Opportunities Fund
--------------------------------------------------------------------------------
                 TOP 10 EQUITY HOLDINGS (% OF TOTAL NET ASSETS)
--------------------------------------------------------------------------------
Paychex                            5.6% Fiserv                             3.4%
Clear Channel Communications       4.6  Omnicare                           3.3
HBO & Co.                          4.2  MSC Industrial Direct              3.2
Carnival                           3.9  Quintiles Transnational            3.2
Papa John's International          3.6  Heftel Broadcasting                3.2
--------------------------------------------------------------------------------
                                        Total                             38.2%


--------------------------------------------------------------------------------
                           EQUITY PORTFOLIO HIGHLIGHTS
                                                       PORTFOLIO        S&P 400
--------------------------------------------------------------------------------
Number of Holdings                                          45              400
Median Market Value ($ Mil.)                            $3,152           $3,260

PIE CHART:
                           ECONOMIC SECTOR BREAKDOWN
                              As of Sept. 30, 1998
                             Equity Portfolio                      S&P 400
Basic Materials                    0%                                  5%
Consumer Cyclical                 33%                                 14%
Consumer Noncyclical              27%                                 15%
Energy                             0%                                  4%
Financial                          0%                                 13%
Industrial                        16%                                 12%
Technology                        21%                                 20%
Utilities                          3%                                 17%


PIE CHART:
                                ASSET ALLOCATION
                         As of Sept. 30, 1997              As of Sept. 30, 1998
Equities                         90.2%                             93.2%
Cash & Equivalents                9.8%                              6.8%

SR&F Growth Stock Portfolio
----------------------------------------------------------------------------------------
Portfolio of Investments at September 30, 1998
(Dollar amounts in thousands)
                                                                 NUMBER           MARKET
COMMON STOCKS (90.7%)                                         OF SHARES            VALUE
----------------------------------------------------------------------------------------
BANKS AND SAVINGS & LOANS (2.9%)
NationsBank                                                     400,000         $ 21,400

BUSINESS SERVICES (4.2%)
Paychex                                                         600,000           30,938

COMPUTERS AND COMPUTER SOFTWARE (12.4%)
Cisco Systems (a)                                               600,000           37,087
Intel                                                           300,000           25,725
Microsoft (a)                                                   250,000           27,516
                                                                                --------
                                                                                  90,328
CONSUMER-RELATED (4.8%)
Gillette                                                        450,000           17,213
Procter & Gamble                                                250,000           17,734
                                                                                --------
                                                                                  34,947
DISTRIBUTION - RETAIL (6.5%)
Home Depot                                                      600,000           23,700
Kohl's (a)                                                      500,000           19,500
Walgreen Co.                                                    100,000            4,406
                                                                                --------
                                                                                  47,606
ELECTRICAL EQUIPMENT (3.1%)
General Electric                                                280,000           22,278

FINANCIAL SERVICES (9.0%)
American Express                                                250,000           19,406
Fannie Mae                                                      400,000           25,700
Household International                                         550,000           20,625
                                                                                --------
                                                                                  65,731
FOOD, BEVERAGE AND TOBACCO (2.1%)
Coca-Cola                                                       270,000           15,559

HEALTH CARE (5.9%)
American Home Products                                          450,000           23,569
Johnson & Johnson                                               250,000           19,562
                                                                                --------
                                                                                  43,131
INSURANCE (5.7%)
American International Group                                    300,000           23,100
Travelers Group                                                 500,000           18,750
                                                                                --------
                                                                                  41,850
LEISURE AND ENTERTAINMENT (5.1%)
Walt Disney                                                     450,000           11,391
Time Warner                                                     300,000           26,269
                                                                                --------
                                                                                  37,660
MEDICAL SUPPLIES (3.2%)
Medtronic                                                       400,000           23,150

OIL AND GAS (1.7%)
Schlumberger Limited                                            250,000           12,578

----------------------------------------------------------------------------------------
SR&F Growth Stock Portfolio CONTINUED
----------------------------------------------------------------------------------------
                                                                 NUMBER           MARKET
                                                              OF SHARES            VALUE
----------------------------------------------------------------------------------------
PHARMACEUTICAL (10.0%)
Eli Lilly & Company                                             350,000         $ 27,409
Merck & Company                                                 150,000           19,434
Pfizer                                                          250,000           26,484
                                                                                --------
                                                                                  73,327
RUBBER, PLASTIC AND RELATED (2.2%)
Illinois Tool Works                                             300,000           16,350

TELECOMMUNICATIONS (11.9%)
LM Ericsson Telecommunications ADRs, class B                    800,000           14,700
Lucent Technologies                                             400,000           27,625
MCI WorldCom (a)                                                550,000           26,881
Tellabs (a)                                                     450,000           17,916
                                                                                --------
                                                                                  87,122
                                                                                --------
TOTAL COMMON STOCKS (Cost $365,916)                                              663,955
                                                                                --------
----------------------------------------------------------------------------------------
                                                              PRINCIPAL
SHORT-TERM OBLIGATIONS (9.4%)                                    AMOUNT
----------------------------------------------------------------------------------------
COMMERCIAL PAPER (9.4%)
Associates Corp. of North America 5.750% 10/1/98               $ 38,635           38,635
Safeway 5.750% 10/2/98                                           30,000           29,995
                                                                                --------
TOTAL SHORT-TERM OBLIGATIONS (Cost $68,630)                                       68,630
                                                                                --------

----------------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.1%)
(Cost $434,546)                                                                  732,585

OTHER ASSETS, LESS LIABILITIES (-0.1%)                                           (1,042)
                                                                                --------
TOTAL NET ASSETS (100.0%)                                                       $731,543
                                                                                ========
----------------------------------------------------------------------------------------
NOTES TO PORTFOLIO OF INVESTMENTS
----------------------------------------------------------------------------------------
(a) Non-income producing security.
(b) At September 30, 1998, the cost of investments for financial reporting and federal income tax purposes was identical. Net unrealized appreciation was
    $298,039, consisting of gross unrealized appreciation of $319,003 and gross unrealized depreciation of $20,964.

See accompanying Notes to Financial Statements.

Growth Opportunities Fund
----------------------------------------------------------------------------------------
Portfolio of Investments at September 30, 1998
(Dollar amounts in thousands)

                                                                 NUMBER           MARKET
COMMON STOCKS (92.0%)                                         OF SHARES            VALUE
----------------------------------------------------------------------------------------
BUSINESS SERVICES (10.8%)
ABR Information Services (a)                                     40,000         $    548
AHL Services (a)                                                 20,000              655
Bright Horizons Family Solutions (a)                             25,000              531
Cintas                                                            7,000              351
Gartner Group, class A (a)                                       18,000              376
INSpire Insurance Solutions (a)                                  25,000              591
Iron Mountain (a)                                                31,500              945
Romac International                                              30,000              540
Select Appointments Holdings ADRs                                20,000              348
Sylvan Learning Systems (a)                                      22,000              514
                                                                                --------
                                                                                   5,399
COMPUTERS AND COMPUTER SOFTWARE (2.5%)
Microsoft (a)                                                     7,000              770
SunGard Data Systems (a)                                         15,000              473
                                                                                --------
                                                                                   1,243
CONSUMER PRODUCTS AND SERVICES (4.4%)
Blyth Industries (a)                                             17,000              466
Newell                                                           13,000              599
ServiceMaster                                                    37,000              809
Wolverine World Wide                                             29,000              315
                                                                                --------
                                                                                   2,189
DATA PROCESSING SERVICES (1.8%)
Fiserv (a)                                                       20,000              921

FINANCIAL SERVICES (10.8%)
Associates First Capital, class A                                11,000              718
Citicorp                                                          5,000              465
Fannie Mae                                                       13,000              835
Freddie Mac                                                      20,000              989
HCC Insurance Holdings                                           30,000              581
Kansas City Southern Industries                                  19,000              665
Norwest                                                          18,000              645
Washington Mutual                                                15,000              506
                                                                                --------
                                                                                   5,404
HEALTH CARE (22.6%)
ALZA (a)                                                         15,000              651
Biomet                                                           23,000              798
Boron, LePore & Associates (a)                                   19,000              720
Cardinal Health                                                   8,000              826
Forest Laboratories, class A (a)                                 22,000              756
HBO & Company                                                    35,000            1,011
Health Management Associates, class A (a)                        28,000              511
IMS Health                                                       10,000              619
Monsanto                                                         16,000              902
Orthodontic Centers of America (a)                               31,000              517
PAREXEL International (a)                                        21,000              819
Pfizer                                                            7,000              741
Shire Pharmaceuticals Group (a)                                  36,000              788
Sofamor Danek Group (a)                                           8,000              712
Warner-Lambert                                                   12,000              906
                                                                                --------
                                                                                  11,277

Growth Opportunities Fund CONTINUED
----------------------------------------------------------------------------------------
                                                                 NUMBER           MARKET
                                                              OF SHARES            VALUE
----------------------------------------------------------------------------------------
INDUSTRIAL PRODUCTS (3.2%)
Barnett (a)                                                      18,000         $    153
Ecolab                                                           18,000              512
Pameco (a)                                                       30,000              465
Wilmar Industries (a)                                            23,000              489
                                                                                --------
                                                                                   1,619
LEISURE AND ENTERTAINMENT (4.2%)
Carnival, class A                                                25,000              795
Coach USA (a)                                                    18,000              444
Royal Caribbean Cruises Limited                                   8,000              213
Sunterra (a)                                                     40,000              260
Vistana (a)                                                      30,000              386
                                                                                --------
                                                                                   2,098
MEDIA (9.1%)
Chancellor Media (a)                                             21,000              701
Cox Communications, class A (a)                                  13,000              710
Getty Images (a)                                                 42,000              730
Outdoor Systems (a)                                              32,000              624
Time Warner                                                       9,000              788
Univision Communications, class A (a)                            33,000              982
                                                                                --------
                                                                                   4,535
RETAIL (7.4%)
Dollar General                                                   20,000              532
Dollar Tree Stores (a)                                           16,500              517
Home Depot                                                       22,000              869
Kohl's (a)                                                       16,000              624
Papa John's International (a)                                    23,000              759
TJX                                                              24,000              427
                                                                                --------
                                                                                   3,728
TECHNOLOGY SERVICES (9.0%)
Cambridge Technology Partners (a)                                19,000              424
Cisco Systems (a)                                                12,000              742
Documentum (a)                                                   14,000              555
HNC Software (a)                                                 14,000              569
PeopleSoft (a)                                                   22,000              718
Solectron (a)                                                    16,000              768
Sterling Commerce (a)                                            20,000              692
                                                                                --------
                                                                                   4,468
TELECOMMUNICATIONS (6.2%)
American Tower, class A (a)                                      29,000              739
IDT (a)                                                          34,000              782
International Telecommunication Data Systems (a)                 20,000              580
MCI WorldCom (a)                                                 20,000              977
                                                                                --------
                                                                                   3,078
                                                                                --------
TOTAL COMMON STOCKS (Cost $43,179)                                                45,959
                                                                                --------
----------------------------------------------------------------------------------------
                                                              PRINCIPAL
SHORT-TERM OBLIGATIONS (7.9%)                                    AMOUNT
----------------------------------------------------------------------------------------
COMMERCIAL PAPER (7.9%)
Associates Corp. of North America 5.750% 10/1/98                $ 1,915            1,915
Rite Aid 5.880% 10/1/98                                           2,000            2,000
                                                                                --------
TOTAL SHORT-TERM OBLIGATIONS (Cost $3,915)                                         3,915
                                                                                --------
----------------------------------------------------------------------------------------

Growth Opportunities Fund CONTINUED
----------------------------------------------------------------------------------------
                                                              PRINCIPAL           MARKET
                                                                 AMOUNT            VALUE
----------------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.9%)
(Cost $47,094) (b)                                                              $ 49,874

OTHER ASSETS, LESS LIABILITIES (0.1%)                                                100
                                                                                --------
TOTAL NET ASSETS (100.0%)                                                       $ 49,974
                                                                                ========
----------------------------------------------------------------------------------------
NOTES TO PORTFOLIO OF INVESTMENTS
----------------------------------------------------------------------------------------
(a) Non-income producing security.
(b) At September 30, 1998, the cost of investments for federal income tax purposes was $47,153. Net unrealized appreciation was $2,721, consisting of gross unrealized appreciation of $7,786 and gross unrealized depreciation of
    $5,065.

See accompanying Notes to Financial Statements.

SR&F Special Portfolio
----------------------------------------------------------------------------------------
Portfolio of Investments at September 30, 1998
(Dollar amounts in thousands)
                                                                 NUMBER           MARKET
COMMON STOCKS (78.1%)                                         OF SHARES            VALUE
----------------------------------------------------------------------------------------
ADVERTISING (0.9%)
Interpublic Group of Companies                                  147,800         $  7,972

BANKS (2.5%)
Golden West Financial                                           227,900           18,645
Washington Mutual                                               122,600            4,138
                                                                                --------
                                                                                  22,783
BROADCASTING (0.5%)
Grupo Radio Centro ADRs                                         185,000            1,179
Scandinavian Broadcasting System (a)                            181,600            3,859
                                                                                --------
                                                                                   5,038
BUSINESS SERVICES (3.0%)
Danka Business Systems ADRs                                     903,500            5,703
Interim Services (a)                                            550,000           11,309
Unitog                                                          514,950           10,814
                                                                                --------
                                                                                  27,826
CHEMICALS (0.7%)
Wellman                                                         500,000            6,375

COMPUTER SERVICES (0.9%)
Silicon Graphics (a)                                            870,000            8,156

CONSUMER-RELATED (2.0%)
Newell                                                          183,000            8,429
Saks (a)                                                        433,200            9,720
                                                                                --------
                                                                                  18,149
DIVERSIFIED OPERATIONS (0.1%)
Alexander & Baldwin                                              25,800              513

DRUGS (4.9%)
Novartis                                                         13,000           20,839
Perrigo (a)                                                   2,621,500           23,921
                                                                                --------
                                                                                  44,760
ELECTRICAL EQUIPMENT (2.3%)
Littelfuse (a)                                                  690,000           13,714
Littelfuse warrants (a)                                         547,200            7,592
                                                                                --------
                                                                                  21,306
ELECTRONICS AND INSTRUMENTATION (5.1%)
AVX                                                             758,300           11,280
Kent Electronics (a)                                            511,000            5,110
Molex, class A                                                1,129,916           30,649
                                                                                --------
                                                                                  47,039
ENERGY AND RELATED SERVICES (4.8%)
Cross Timbers Oil                                             1,766,225           26,604
Diamond Offshore Drilling                                       100,000            2,600
Ocean Energy (a)                                                  5,300               70
Petroleum Geo-Services ADRs (a)                                 647,400           10,277
R & B Falcon (a)                                                185,000            2,220
Tidewater                                                       100,000            2,075
                                                                                --------
                                                                                  43,846

SR&F Special Portfolio CONTINUED
----------------------------------------------------------------------------------------
                                                                 NUMBER           MARKET
                                                              OF SHARES            VALUE
----------------------------------------------------------------------------------------
FINANCIAL SERVICES (1.9%)
American Express                                                 97,700         $  7,584
Household International                                         270,000           10,125
                                                                                --------
                                                                                  17,709
HEALTH SERVICES AND EQUIPMENT (12.4%)
Acuson (a)                                                    1,206,700           20,589
Columbia/HCA Healthcare                                         244,900            4,913
First Health Group (a)                                          712,200           17,271
Invacare                                                      1,228,650           28,873
Mallinckrodt                                                    340,000            6,906
STERIS (a)                                                      232,000            6,554
Stryker                                                         392,100           13,331
Sybron International (a)                                        800,000           15,300
                                                                                --------
                                                                                 113,737
INDUSTRIAL PRODUCTS (2.5%)
Carlisle Companies                                              595,200           23,176

INSURANCE COMPANIES (6.2%)
National Mutual Asia Limited                                 19,014,000            9,263
Progressive Corp.                                               198,200           22,347
20th Century Industries                                         992,700           25,438
                                                                                --------
                                                                                  57,048
LEISURE AND ENTERTAINMENT (0.9%)
Carnival, class A                                                86,700            2,758
CBS                                                             242,300            5,876
                                                                                --------
                                                                                   8,634
MACHINERY - GENERAL INDUSTRY (2.4%)
Robbins & Myers                                                 139,300            2,951
Stewart & Stevenson Services                                  1,654,400           19,439
                                                                                --------
                                                                                  22,390
MANUFACTURING - GENERAL INDUSTRY (0.5%)
Dexter Corp.                                                    173,400            4,248

METALS (1.9%)
Barrick Gold                                                    550,000           11,000
Freeport-McMoran Copper & Gold                                  400,000            4,750
Newmont Mining                                                   51,400            1,247
                                                                                --------
                                                                                  16,997
MINING AND AGRICULTURE (2.7%)
Cyprus Amax Minerals                                            895,000           11,859
Placer Dome                                                     947,300           13,085
                                                                                --------
                                                                                  24,944
MOTOR VEHICLES (3.0%)
Harley-Davidson                                                 400,700           11,771
Superior Industries International                               700,200           16,017
                                                                                --------
                                                                                  27,788
PACKAGING (0.7%)
Crown Cork & Seal                                               250,000            6,688

RETAIL (3.1%)
Borders Group (a)                                               460,000           10,235
Consolidated Stores (a)                                         456,250            8,954
Zale Corp. (a)                                                  347,500            8,905
                                                                                --------
                                                                                  28,094

SR&F Special Portfolio CONTINUED
----------------------------------------------------------------------------------------
                                                                 NUMBER           MARKET
                                                              OF SHARES            VALUE
----------------------------------------------------------------------------------------
SECURITY (2.1%)
Pittston Brink's Group                                          540,200         $ 18,907

SPECIALTY CHEMICALS (3.9%)
Imperial Chemical Industries ADRs                               225,400            7,156
Minerals Technologies                                           250,500           11,038
OM Group                                                        609,500           17,180
                                                                                --------
                                                                                  35,374
TECHNOLOGY SERVICES (2.0%)
Seagate Technology (a)                                          735,800           18,441

TELECOMMUNICATIONS (3.3%)
AirTouch Communications (a)                                     123,800            7,057
Andrew Corp. (a)                                              1,181,900           15,660
Telephone & Data Systems                                        224,000            7,812
                                                                                --------
                                                                                  30,529
TEXTILES AND APPAREL (0.9%)
Unifi                                                           513,475            7,927
                                                                                --------
TOTAL COMMON STOCKS (Cost $556,681)                                              716,394
                                                                                --------
----------------------------------------------------------------------------------------
                                                              PRINCIPAL
SHORT-TERM OBLIGATIONS (19.6%)                                   AMOUNT
----------------------------------------------------------------------------------------
COMMERCIAL PAPER (19.6%)
Associates Corp. of North America 5.750% 10/1/98               $ 39,850           39,850
Enron 5.720% 10/5/98                                             30,000           29,981
Sunstrand 5.900% 10/1/98                                         45,000           45,000
Texas Utilities 5.820% 10/1/98                                   40,000           40,000
Union Carbide 5.650% 10/1/98                                     25,000           25,000
                                                                                --------
TOTAL SHORT-TERM OBLIGATIONS (Cost $179,831)                                     179,831
                                                                                --------
----------------------------------------------------------------------------------------
TOTAL INVESTMENTS (97.7%)
(Cost $736,512) (b)                                                              896,225

OTHER ASSETS, LESS LIABILITIES (2.3%)                                             20,926
                                                                                --------
TOTAL NET ASSETS (100.0%)                                                       $917,151
                                                                                ========
----------------------------------------------------------------------------------------
NOTES TO PORTFOLIO OF INVESTMENTS
----------------------------------------------------------------------------------------
(a) Non-income producing security.
(b) At September 30, 1998, the cost of investments for federal income tax purposes was $739,712. Net unrealized appreciation was $156,513, consisting of gross unrealized appreciation of $222,272 and gross unrealized depreciation of $65,759.

See accompanying Notes to Financial Statements.

Large Company Focus Fund
----------------------------------------------------------------------------------------
Portfolio of Investments at September 30, 1998
(Dollar amounts in thousands)
                                                                 NUMBER           MARKET
COMMON STOCKS (94.9%)                                         OF SHARES            VALUE
----------------------------------------------------------------------------------------
BUSINESS SERVICES (8.8%)
Avery Dennison                                                   35,100         $  1,533
Interpublic Group of Companies                                   44,800            2,416
                                                                                --------
                                                                                   3,949
COMPUTER SOFTWARE AND SERVICES (8.8%)
Cisco Systems (a)                                                23,250            1,437
Microsoft (a)                                                    22,800            2,509
                                                                                --------
                                                                                   3,946
ELECTRONICS (6.6%)
Intel                                                            34,600            2,967

ENERGY SERVICES (2.8%)
Schlumberger Limited                                             24,600            1,238

FINANCIAL SERVICES (19.3%)
Associates First Capital                                         46,000            3,002
Household International                                          69,800            2,618
SouthTrust                                                       85,800            2,998
                                                                                --------
                                                                                   8,618
HEALTH SERVICES AND EQUIPMENT (3.2%)
Becton, Dickinson & Company                                      35,000            1,439

MACHINERY (5.3%)
Dover                                                            76,400            2,359

MAJOR CHEMICALS (8.0%)
Clorox                                                           23,100            1,906
E.I. du Pont de Nemours                                          29,900            1,678
                                                                                --------
                                                                                   3,584
UTILITIES (3.4%)
AES                                                              41,200            1,527

PETROLEUM (3.7%)
Exxon                                                            23,300            1,635

PHARMACEUTICALS (9.5%)
American Home Products                                           51,000            2,671
Eli Lilly & Company                                              20,000            1,566
                                                                                --------
                                                                                   4,237
PUBLISHING AND BROADCASTING (3.5%)
New York Times                                                   56,400            1,551

RETAIL (5.1%)
Walgreen Co.                                                     51,200            2,256

TELECOMMUNICATIONS (3.4%)
AirTouch Communications (a)                                      26,800            1,528

Large Company Focus Fund CONTINUED
----------------------------------------------------------------------------------------
                                                                 NUMBER           MARKET
                                                              OF SHARES            VALUE
----------------------------------------------------------------------------------------
TELEPHONE (3.5%)
MCI WorldCom (a)                                                 32,400         $  1,584
                                                                                --------
TOTAL COMMON STOCKS (Cost $46,977)                                                42,418
                                                                                --------
----------------------------------------------------------------------------------------
                                                              PRINCIPAL
SHORT-TERM OBLIGATION (5.2%)                                     AMOUNT
----------------------------------------------------------------------------------------
COMMERICAL PAPER (5.2%)
Associates Corp. of North America 5.750% 10/1/98
(Cost $2,340)                                                   $ 2,340            2,340
                                                                                --------

TOTAL INVESTMENTS (100.1%)
(Cost $49,317) (b)                                                                44,758

OTHER ASSETS, LESS LIABILITIES (-0.1%)                                               (42)
                                                                                --------
TOTAL NET ASSETS (100.0%)                                                       $ 44,716
                                                                                ========
----------------------------------------------------------------------------------------
NOTES TO PORTFOLIO OF INVESTMENTS
----------------------------------------------------------------------------------------
(a) Non-income producing security.
(b) At September 30, 1998, the cost of investments for financial reporting and federal income tax purposes was identical. Net unrealized depreciation was
    $4,559, consisting of gross unrealized appreciation of $789 and gross unrealized depreciation of $5,348.

See accompanying Notes to Financial Statements.

SR&F Special Venture Portfolio
----------------------------------------------------------------------------------------
Portfolio of Investments at September 30, 1998
(Dollar amounts in thousands)
                                                                 NUMBER           MARKET
COMMON STOCKS (92.7%)                                         OF SHARES            VALUE
----------------------------------------------------------------------------------------
BROADCAST AND MEDIA (6.8%)
Central European Media Enterprises, class A (a)                 224,600         $  2,162
Metro Networks (a)                                              157,500            5,768
                                                                                --------
                                                                                   7,930
BUILDING SUPPLIES (1.3%)
Fastenal                                                         62,000            1,550

BUSINESS SERVICES (6.5%)
Alternative Resources (a)                                       410,400            2,616
Interim Services (a)                                            123,000            2,529
Metamor Worldwide (a)                                            86,100            2,368
                                                                                --------
                                                                                   7,513
COMMERCIAL BANKS (1.7%)
National Bancorp of Alaska                                       61,000            1,998

COMPUTER SERVICES (12.7%)
Artesyn Technologies (a)                                        224,600            3,874
BARRA (a)                                                       121,200            2,485
National Computer Systems                                       151,400            4,466
SPSS (a)                                                        170,400            3,898
                                                                                --------
                                                                                  14,723
COSMETICS (1.7%)
Nu Skin Enterprises, class A (a)                                177,900            1,957

DISTRIBUTION (5.8%)
Henry Schein (a)                                                 79,800            2,773
School Specialty (a)                                            194,000            2,983
U.S.A. Floral Products (a)                                      166,000            1,017
                                                                                --------
                                                                                   6,773
DIVERSIFIED OPERATIONS (5.6%)
Fisher Companies                                                 38,700            2,641
Triarc Companies (a)                                            250,300            3,895
                                                                                --------
                                                                                   6,536
DRUGS (1.0%)
Ligand Pharmaceuticals, class B (a)                             128,700            1,174

ELECTRICAL EQUIPMENT (7.8%)
Ballantyne of Omaha (a)                                         522,450            4,278
Black Box (a)                                                   153,500            3,723
Kent Electronics (a)                                            110,600            1,106
                                                                                --------
                                                                                   9,107
HEALTH SERVICES AND EQUIPMENT (10.5%)
BioSource International (a)                                     112,000              350
National Dentex (a)                                             108,200            1,948
Urologix (a)                                                    172,300            1,034
Uroquest Medical (a)                                            181,700              295
Xomed Surgical Products (a)                                     143,900            5,918
Young Innovations (a)                                           190,400            2,666
                                                                                --------
                                                                                  12,211
INSURANCE (6.2%)
Meadowbrook Insurance Group                                     290,300            7,256

SR&F Special Venture Portfolio CONTINUED
----------------------------------------------------------------------------------------
                                                                 NUMBER           MARKET
                                                              OF SHARES            VALUE
----------------------------------------------------------------------------------------
MARKETING (2.9%)
Catalina Marketing (a)                                           73,000         $  3,431

OIL AND GAS (2.8%)
Meridian Resource Corp. (a)                                     497,900            2,147
Petroleum Geo-Services ADRs (a)                                  70,000            1,111
                                                                                --------
                                                                                   3,258
PUBLISHING (3.4%)
CMP Media, class A (a)                                          237,900            2,557
IDG Books Worldwide, class A (a)                                 88,200              970
Information Holdings (a)                                         39,900              424
                                                                                --------
                                                                                   3,951
REAL ESTATE SERVICES (5.7%)
CB Richard Ellis Services (a)                                   272,000            5,457
LaSalle Partners (a)                                             34,700            1,134
                                                                                --------
                                                                                   6,591
RETAIL (7.0%)
Regis                                                           161,700            5,094
Saks (a)                                                         93,000            2,087
Video Update, class A (a)                                       933,000              991
                                                                                --------
                                                                                   8,172
TEXTILE AND APPAREL (3.3%)
Columbia Sportswear (a)                                         232,200            3,805
                                                                                --------
TOTAL COMMON STOCKS ($133,292)                                                   107,936
                                                                                --------
----------------------------------------------------------------------------------------
                                                              PRINCIPAL
SHORT-TERM OBLIGATIONS (8.3%)                                    AMOUNT
----------------------------------------------------------------------------------------
COMMERCIAL PAPER (8.3%)
Associates Corp. of North America 5.750% 10/1/98                $ 4,650            4,650
Conagra 5.670% 10/1/98                                            3,000            3,000
Rite Aid 5.880% 10/1/98                                           2,000            2,000
                                                                                --------
TOTAL SHORT-TERM OBLIGATIONS  (Cost $9,650)                                        9,650
                                                                                --------
----------------------------------------------------------------------------------------
TOTAL INVESTMENTS (101.0%)
(Cost $142,942)                                                                  117,586

OTHER ASSETS, LESS LIABILITIES (-1.0%)                                            (1,201)
                                                                                --------
TOTAL NET ASSETS (100.0%)                                                       $116,385
                                                                                ========
----------------------------------------------------------------------------------------
NOTES TO PORTFOLIO OF INVESTMENTS
----------------------------------------------------------------------------------------
(a) Non-income producing security.
(b) At September 30, 1998, the cost of investments for federal income tax purposes was $143,913. Net unrealized depreciation was $26,327 consisting of gross unrealized appreciation of $10,004 and gross unrealized depreciation of $36,331.

See accompanying Notes to Financial Statements.

Capital Opportunities Fund
----------------------------------------------------------------------------------------
Portfolio of Investments at September 30, 1998
(Dollar amounts in thousands)
                                                                 NUMBER           MARKET
COMMON STOCKS (93.2%)                                         OF SHARES            VALUE
----------------------------------------------------------------------------------------
BUSINESS SERVICES (19.0%)
ABR Information Services (a)                                  1,000,000        $  13,687
American Tower, class A (a)                                     540,000           13,770
CBT Group ADRs (a)                                              460,000            6,210
Cintas                                                          100,000            5,013
Gartner Group, class A (a)                                      580,000           12,108
IDT (a)                                                         800,000           18,400
Iron Mountain (a)                                               315,000            9,450
Paychex                                                         740,000           38,156
Romac International (a)                                         700,000           12,600
                                                                               ---------
                                                                                 129,394
CONSUMER PRODUCTS AND SERVICES (5.0%)
Cendant (a)                                                     800,000            9,300
Jones Apparel Group (a)                                         600,000           13,763
Steiner Leisure (a)                                             440,000            6,875
Wolverine World Wide                                            360,000            3,915
                                                                               ---------
                                                                                  33,853
DATA PROCESSING SERVICES (6.6%)
BISYS Group (a)                                                 360,000           15,885
Fiserv (a)                                                      510,000           23,492
SunGard Data Systems (a)                                        180,000            5,670
                                                                               ---------
                                                                                  45,047
ENERGY SERVICES (0.9%)
Stolt Comex Seaway ADRs (a)                                     700,000            6,037

HEALTH CARE (22.2%)
Cardinal Health                                                 120,000           12,390
HBO & Company                                                 1,000,000           28,875
Health Management Associates, class A (a)                       900,000           16,425
Omnicare                                                        630,000           22,207
PAREXEL International (a)                                       500,000           19,500
Quintiles Transnational (a)                                     500,000           21,875
Shire Pharamaceuticals Group ADRs (a)                           330,000            7,219
STERIS (a)                                                      600,000           16,950
Theragenics (a)                                                 400,000            5,675
                                                                               ---------
                                                                                 151,116
INDUSTRIAL PRODUCTS (7.1%)
Gentex (a)                                                    1,080,000           16,200
MSC Industrial Direct, class A (a)                            1,100,000           22,000
Wilmar Industries (a)                                           480,000           10,200
                                                                               ---------
                                                                                  48,400
LEISURE AND ENTERTAINMENT (5.6%)
Carnival, class A                                               840,000           26,723
Promus Hotel (a)                                                340,000            9,371
Sunterra (a)                                                    400,000            2,600
                                                                               ---------
                                                                                  38,694
MEDIA (10.0%)
Chancellor Media (a)                                            450,000           15,019
Clear Channel Communications (a)                                660,000           31,350
Heftel Broadcasting, class A (a)                                570,000           21,517
                                                                               ---------
                                                                                  67,886

Capital Opportunities Fund CONTINUED
----------------------------------------------------------------------------------------
                                                                 NUMBER           MARKET
                                                              OF SHARES            VALUE
----------------------------------------------------------------------------------------
RESTAURANTS (3.6%)
Papa John's International (a)                                   750,000        $  24,750

RETAIL (5.3%)
Bed Bath & Beyond (a)                                           180,000            4,207
Dollar Tree Stores (a)                                          300,000            9,394
Kohl's (a)                                                      400,000           15,600
Staples (a)                                                     240,000            7,050
                                                                               ---------
                                                                                  36,251
TECHNOLOGY (7.9%)
Aspen Technology (a)                                            280,000            7,490
Cambridge Technology Partners (a)                               540,000           12,049
PeopleSoft (a)                                                  540,000           17,617
Sterling Commerce (a)                                           100,000            3,463
Tellabs (a)                                                     330,000           13,138
                                                                               ---------
                                                                                  53,757
                                                                               ---------
TOTAL COMMON STOCKS  (Cost $496,325)                                             635,185
                                                                               ---------
----------------------------------------------------------------------------------------
                                                              PRINCIPAL
SHORT-TERM OBLIGATIONS (7.1%)                                    AMOUNT
----------------------------------------------------------------------------------------
COMMERCIAL PAPER (7.1%)
Associates Corp. of North America 5.750% 10/1/98               $ 34,825           34,825
Reynolds Metals 5.630% 10/7/98                                    9,007            8,999
Rite Aid 5.880% 10/1/98                                           4,720            4,720
                                                                               ---------
TOTAL SHORT-TERM OBLIGATIONS (Cost $48,544)                                       48,544
                                                                               ---------
----------------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.3%)
(Cost $544,869) (b)                                                              683,729

OTHER ASSETS, LESS LIABILITIES (-0.3%)                                            (2,596)
                                                                               ---------
TOTAL NET ASSETS (100.0%)                                                      $ 681,133
                                                                               =========
----------------------------------------------------------------------------------------
NOTES TO PORTFOLIO OF INVESTMENTS
----------------------------------------------------------------------------------------
(a) Non-income producing security.
(b) At September 30, 1998, the cost of investments for federal income tax purposes was $546,528. Net unrealized appreciation was $137,201, consisting of gross unrealized appreciation of $199,817 and gross unrealized depreciation of $62,616.

See accompanying Notes to Financial Statements.

Statements of Assets and Liabilities

September 30, 1998
(All amounts in thousands, except per-share data)
                                                                           Growth             Growth
                                                                           Stock              Opportunities      Special
                                                                           Fund               Fund               Fund
                                                                           ---------          ---------          ---------
ASSETS
Investments in Portfolio, at value ......................................  $ 615,756          $    --            $ 917,000
Investments, at market value (cost $47,094, $49,317
  and $544,869, respectively) ...........................................       --               49,874               --
Receivable for investments sold .........................................       --                  161               --
Receivable for fund shares sold .........................................        237                 51                215
Dividends receivable ....................................................       --                    5               --
Cash ....................................................................         25                 26                 25
Other assets ............................................................         55                  5                121
                                                                           ---------          ---------          ---------
         Total assets ...................................................    616,073             50,122            917,361
                                                                           ---------          ---------          ---------
LIABILITIES
Payable for investments purchased .......................................       --                   29               --
Payable for fund shares redeemed ........................................        292                 13              4,779
Payable to investment adviser and transfer agent ........................        190                 68                276
Other liabilities .......................................................        246                 38                656
                                                                           ---------          ---------          ---------
         Total liabilities ..............................................        728                148              5,711
                                                                           ---------          ---------          ---------
         Net assets .....................................................  $ 615,345          $  49,974          $ 911,650
                                                                           =========          =========          =========
ANALYSIS OF NET ASSETS
Paid-in capital .........................................................  $ 323,268          $  49,005          $ 591,705
Net unrealized appreciation (depreciation) on investments and
  foreign currency translations .........................................    295,666              2,780            159,561
Accumulated undistributed net investment income (loss) ..................       --                  (26)             2,198
Accumulated net realized gains (losses) on investments ..................     (3,589)            (1,785)           158,186
                                                                           ---------          ---------          ---------
         Net assets .....................................................  $ 615,345          $  49,974          $ 911,650
                                                                           =========          =========          =========
Shares outstanding (unlimited number authorized) ........................     17,730              4,802             37,241
                                                                           =========          =========          =========
Net asset value per share ...............................................  $   34.71          $   10.41          $   24.48
                                                                           =========          =========          =========
                                                                          Large
                                                                          Company            Special            Capital
                                                                          Focus              Venture            Opportunities
                                                                          Fund               Fund               Fund
                                                                          ---------          ---------          ---------
ASSETS
Investments in Portfolio, at value ....................................   $    --            $ 116,302          $    --
Investments, at market value (cost $47,094, $49,317
  and $544,869, respectively) .........................................      44,758               --              683,729
Receivable for investments sold .......................................        --                 --                9,456
Receivable for fund shares sold .......................................          23                  2              6,364
Dividends receivable ..................................................          31               --                   34
Cash ..................................................................           4                 25                  2
Other assets ..........................................................          27                  7                111
                                                                          ---------          ---------          ---------
         Total assets .................................................      44,843            116,336            699,696
                                                                          ---------          ---------          ---------
LIABILITIES
Payable for investments purchased .....................................        --                 --               16,172
Payable for fund shares redeemed ......................................          15                 27                996
Payable to investment adviser and transfer agent ......................          86                 38                620
Other liabilities .....................................................          26                192                775
                                                                          ---------          ---------          ---------
         Total liabilities ............................................         127                257             18,563
                                                                          ---------          ---------          ---------
         Net assets ...................................................   $  44,716          $ 116,079          $ 681,133
                                                                          =========          =========          =========
ANALYSIS OF NET ASSETS
Paid-in capital .......................................................   $  51,272          $ 148,402          $ 551,069
Net unrealized appreciation (depreciation) on investments
  and foreign currency translations ...................................      (4,559)           (25,255)           138,860
Accumulated undistributed net investment income (loss) ................        --                 --                 --
Accumulated net realized gains (losses) on investments ................      (1,997)            (7,068)            (8,796)
                                                                          ---------          ---------          ---------
         Net assets ...................................................   $  44,716          $ 116,079          $ 681,133
                                                                          =========          =========          =========
Shares outstanding (unlimited number authorized) ......................       5,122             11,046             26,962
                                                                          =========          =========          =========
Net asset value per share .............................................   $    8.73          $   10.51          $   25.25
                                                                          =========          =========          =========
See accompanying Notes to Financial Statements.

Statements of Operations
For the Year Ended September 30, 1998
(All amounts in thousands, except per-share data)
                                                                                    Growth         Growth
                                                                                     Stock  Opportunities          Special
                                                                                      Fund           Fund             Fund
                                                                                 ---------       ---------       ---------
INVESTMENT INCOME
Dividends allocated from Portfolio ...........................................   $   4,698       $    --         $   7,434
Dividends ....................................................................        --               137            --
Interest allocated from Portfolio ............................................       1,399            --             9,114
Interest .....................................................................        --               194            --
                                                                                 ---------       ---------       ---------
                                                                                     6,097             331          16,548
Foreign taxes withheld allocated from Portfolio ..............................        --              --               (72)
                                                                                 ---------       ---------       ---------
         Total investment income .............................................       6,097             331          16,476
                                                                                 ---------       ---------       ---------
EXPENSES
Expenses allocated from Portfolio ............................................       4,039            --             9,057
Management fees ..............................................................        --               407            --
Transfer agent fees ..........................................................       1,446             119           2,712
Administrative fees ..........................................................         947              81           1,606
Printing and postage .........................................................         148              32             353
Accounting fees ..............................................................          40              25              55
SEC and state registration fees ..............................................          43              24              28
Audit and legal fees .........................................................          16              28              16
Trustees' fees ...............................................................           7              11               7
Custodian fees ...............................................................           1            --                 1
Other ........................................................................          62              54              79
                                                                                 ---------       ---------       ---------
         Total expenses ......................................................       6,749             781          13,914
Reimbursement of expenses by investment adviser ..............................        --              (103)           --
                                                                                 ---------       ---------       ---------
         Net expenses ........................................................       6,749             678          13,914
                                                                                 ---------       ---------       ---------
         Net investment income (loss) ........................................        (652)           (347)          2,562
                                                                                 ---------       ---------       ---------

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains (losses) on investments allocated from Portfolio ..........        (894)           --           213,353
Net realized gains (losses) on investments ...................................        --            (1,412)            501
Net realized losses on foreign currency transactions allocated from Portfolio         --              --            (1,539)
Net change in unrealized appreciation or depreciation on investments
         and foreign currency translations ...................................      29,857            (942)       (441,669)
                                                                                 ---------       ---------       ---------
         Net gains (losses) on investments ...................................      28,963          (2,354)       (229,354)
                                                                                 ---------       ---------       ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ..............   $  28,311       $  (2,701)      $(226,792)
                                                                                 =========       =========       =========

                                                                                    Large
                                                                                  Company         Special         Capital
                                                                                    Focus         Venture   Opportunities
                                                                                  Fund (a)           Fund            Fund
                                                                                ---------       ---------       ---------
INVESTMENT INCOME
Dividends allocated from Portfolio ...........................................  $    --         $     813       $    --
Dividends ....................................................................        110            --               860
Interest allocated from Portfolio ............................................       --               778            --
Interest .....................................................................         53            --             3,662
                                                                                ---------       ---------       ---------
                                                                                      163           1,591           4,522
Foreign taxes withheld allocated from Portfolio ..............................       --              --              --
                                                                                ---------       ---------       ---------
         Total investment income .............................................        163           1,591           4,522
                                                                                ---------       ---------       ---------
EXPENSES
Expenses allocated from Portfolio ............................................       --             1,673            --
Management fees ..............................................................         89            --             6,828
Transfer agent fees ..........................................................         26             448           2,069
Administrative fees ..........................................................         18             306           1,298
Printing and postage .........................................................         18              51             530
Accounting fees ..............................................................          6              29              47
SEC and state registration fees ..............................................          3              27              38
Audit and legal fees .........................................................         21              22              28
Trustees' fees ...............................................................          3               7              36
Custodian fees ...............................................................          1               1              12
Other ........................................................................          5              51             427
                                                                                ---------       ---------       ---------
         Total expenses ......................................................        190           2,615          11,313
Reimbursement of expenses by investment adviser ..............................        (13)           --              --
                                                                                ---------       ---------       ---------
         Net expenses ........................................................        177           2,615          11,313
                                                                                ---------       ---------       ---------
         Net investment income (loss) ........................................        (14)         (1,024)         (6,791)
                                                                                ---------       ---------       ---------

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains (losses) on investments allocated from Portfolio ..........       --               910            --
Net realized gains (losses) on investments ...................................     (1,997)           --           110,560
Net realized losses on foreign currency transactions allocated from Portfolio        --              --              --
Net change in unrealized appreciation or depreciation on investments
         and foreign currency translations ...................................     (4,559)        (67,561)       (195,885)
                                                                                ---------       ---------       ---------
         Net gains (losses) on investments ...................................     (6,556)        (66,651)        (85,325)
                                                                                ---------       ---------       ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ..............  $  (6,570)      $ (67,675)      $ (92,116)
                                                                                =========       =========       =========

(a) From commencement of operations on June 26, 1998.

See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets
For the Years Ended September 30, 1998 and 1997
(All amounts in thousands)
                                                                                                                   Growth
                                                                       Growth Stock Fund               Opportunities Fund
                                                                    1998            1997            1998           1997(a)
                                                               -------------------------       --------------------------
OPERATIONS
Net investment income (loss) ................................  $    (652)      $     198       $    (347)      $       2
Net realized gains (losses) on investments and
    foreign currency transactions ...........................       (894)         34,268          (1,412)           (373)
Net change in unrealized appreciation or depreciation
    on investments and foreign currency translations ........     29,857         107,140            (942)          3,722
                                                               ---------       ---------       ---------       ---------
         Net increase (decrease) in net assets resulting
             from operations ................................     28,311         141,606          (2,701)          3,351
                                                               ---------       ---------       ---------       ---------

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net investment income ....................       --            (1,100)           --              --
Distributions from net capital gains ........................    (36,957)        (33,200)           --              --
                                                               ---------       ---------       ---------       ---------
         Total distributions to shareholders ................    (36,957)        (34,300)           --              --
                                                               ---------       ---------       ---------       ---------

SHARE TRANSACTIONS
Subscriptions to fund shares ................................    110,244         196,106          26,168          50,017
Value of distributions reinvested ...........................     29,289          27,151            --              --
Redemptions of fund shares ..................................   (123,211)       (140,858)        (23,323)         (3,538)
                                                               ---------       ---------       ---------       ---------
         Net increase (decrease) from share transactions ....     16,322          82,399           2,845          46,479
                                                               ---------       ---------       ---------       ---------
         Net increase (decrease) in net assets ..............      7,676         189,705             144          49,830

TOTAL NET ASSETS
Beginning of period .........................................    607,669         417,964          49,830            --
                                                               ---------       ---------       ---------       ---------
End of period ...............................................  $ 615,345       $ 607,669       $  49,974       $  49,830
                                                               =========       =========       =========       =========

ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) ......  $    --         $      55       $     (26)      $       2
                                                               =========       =========       =========       =========

ANALYSIS OF CHANGES IN SHARES OF BENEFICIAL INTEREST
Subscriptions to fund shares ................................      2,955           6,268           2,178           4,965
Issued in reinvestment of distributions .....................        876           1,011            --              --
Redemptions of fund shares ..................................     (3,319)         (4,578)         (2,001)           (340)
                                                               ---------       ---------       ---------       ---------
         Net increase (decrease) in fund shares .............        512           2,701             177           4,625
Shares outstanding at beginning of period ...................     17,218          14,517           4,625            --
                                                               ---------       ---------       ---------       ---------
Shares outstanding at end of period .........................     17,730          17,218           4,802           4,625
                                                               =========       =========       =========       =========

                                                                                                 Special Fund
                                                                                               1998                1997
                                                                                        -------------------------------
OPERATIONS
Net investment income (loss) .........................................................  $     2,562         $    (1,983)
Net realized gains (losses) on investments and foreign currency transactions .........      212,315             113,915
Net change in unrealized appreciation or depreciation on investments and
    foreign currency translations ....................................................     (441,669)            232,265
                                                                                        -----------         -----------
         Net increase (decrease) in net assets resulting from operations .............     (226,792)            344,197
                                                                                        -----------         -----------

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net investment income .............................................         --                  --
Distributions from net capital gains .................................................     (130,064)            (86,856)
                                                                                        -----------         -----------
         Total distributions to shareholders .........................................     (130,064)            (86,856)
                                                                                        -----------         -----------

SHARE TRANSACTIONS
Subscriptions to fund shares .........................................................      197,598             170,964
Value of distributions reinvested ....................................................      115,138              76,025
Redemptions of fund shares ...........................................................     (371,808)           (335,250)
                                                                                        -----------         -----------
         Net increase (decrease) from share transactions .............................      (59,072)            (88,261)
                                                                                        -----------         -----------
         Net increase (decrease) in net assets .......................................     (415,928)            169,080

TOTAL NET ASSETS
Beginning of period ..................................................................    1,327,578           1,158,498
                                                                                        -----------         -----------
End of period ........................................................................  $   911,650         $ 1,327,578
                                                                                        ===========         ===========

ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) ...............................  $     2,198         $      --
                                                                                        ===========         ===========

ANALYSIS OF CHANGES IN SHARES OF BENEFICIAL INTEREST
Subscriptions to fund shares .........................................................        6,671               6,195
Issued in reinvestment of distributions ..............................................        4,013               3,016
Redemptions of fund shares ...........................................................      (12,731)            (12,222)
                                                                                        -----------         -----------
         Net increase (decrease) in fund shares ......................................       (2,047)             (3,011)
Shares outstanding at beginning of period ............................................       39,288              42,299
                                                                                        -----------         -----------
Shares outstanding at end of period ..................................................       37,241              39,288
                                                                                        ===========         ===========

(a) From commencement of operations on June 30, 1997.

See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets
For the Years Ended September 30, 1998 and 1997
(All amounts in thousands)
                                                                                        Large
                                                                                      Company
                                                                                   Focus Fund            Special Venture Fund
                                                                                      1998 (a)           1998            1997
                                                                                    ---------       -------------------------
OPERATIONS
Net investment income (loss) ..................................................     $     (14)      $  (1,024)      $    (330)
Net realized gains (losses) on investments and foreign currency transactions ..        (1,997)            910          22,532
Net change in unrealized appreciation or depreciation on investments and
     foreign currency translations ............................................        (4,559)        (67,561)         17,242
                                                                                    ---------       ---------       ---------
         Net increase (decrease) in net assets resulting from operations ......        (6,570)        (67,675)         39,444
                                                                                    ---------       ---------       ---------

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net investment income ......................................          --              --              --
Distributions from net capital gains ..........................................          --           (24,530)        (14,445)
                                                                                    ---------       ---------       ---------
         Total distributions to shareholders ..................................          --           (24,530)        (14,445)
                                                                                    ---------       ---------       ---------

SHARE TRANSACTIONS
Subscriptions to fund shares ..................................................        55,706          52,678         112,054
Value of distributions reinvested .............................................          --            22,807          13,220
Redemptions of fund shares ....................................................        (4,420)       (102,956)        (59,046)
                                                                                    ---------       ---------       ---------
         Net increase (decrease) from share transactions ......................        51,286         (27,471)         66,228
                                                                                    ---------       ---------       ---------
         Net increase (decrease) in net assets ................................        44,716        (119,676)         91,227

TOTAL NET ASSETS
Beginning of period ...........................................................          --           235,755         144,528
                                                                                    ---------       ---------       ---------
End of period .................................................................     $  44,716       $ 116,079       $ 235,755
                                                                                    =========       =========       =========

ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) ........................     $    --         $    --         $    --
                                                                                    =========       =========       =========

ANALYSIS OF CHANGES IN SHARES OF BENEFICIAL INTEREST
Subscriptions to fund shares ..................................................         5,607           3,547           7,337
Issued in reinvestment of distributions .......................................          --             1,653             931
Redemptions of fund shares ....................................................          (485)         (7,665)         (3,863)
                                                                                    ---------       ---------       ---------
         Net increase (decrease) in fund shares ...............................         5,122          (2,465)          4,405
Shares outstanding at beginning of period .....................................          --            13,511           9,106
                                                                                    ---------       ---------       ---------
Shares outstanding at end of period ...........................................         5,122          11,046          13,511
                                                                                    =========       =========       =========

                                                                                              Capital
                                                                                          Opportunities Fund
                                                                                        1998                1997
                                                                                       --------------------------------
OPERATIONS
Net investment income (loss) ..........................................................$    (6,791)        $    (8,808)
Net realized gains (losses) on investments and foreign currency transactions ..........    110,560            (110,932)
Net change in unrealized appreciation or depreciation on investments and
     foreign currency translations ....................................................   (195,885)             (7,539)
                                                                                       -----------         -----------
         Net increase (decrease) in net assets resulting from operations ..............    (92,116)           (127,279)
                                                                                       -----------         -----------

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net investment income ..............................................       --                  --
Distributions from net capital gains ..................................................       --                  --
                                                                                       -----------         -----------
         Total distributions to shareholders ..........................................       --                  --
                                                                                       -----------         -----------

SHARE TRANSACTIONS
Subscriptions to fund shares ..........................................................    264,307             543,838
Value of distributions reinvested .....................................................       --                  --
Redemptions of fund shares ............................................................   (601,700)           (990,455)
                                                                                       -----------         -----------
         Net increase (decrease) from share transactions ..............................   (337,393)           (446,617)
                                                                                       -----------         -----------
         Net increase (decrease) in net assets ........................................   (429,509)           (573,896)

TOTAL NET ASSETS
Beginning of period ...................................................................  1,110,642           1,684,538
                                                                                       -----------         -----------
End of period .........................................................................$   681,133         $ 1,110,642
                                                                                       ===========         ===========

ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) ................................$      --           $      --
                                                                                       ===========         ===========

ANALYSIS OF CHANGES IN SHARES OF BENEFICIAL INTEREST
Subscriptions to fund shares ..........................................................      8,722              19,657
Issued in reinvestment of distributions ...............................................       --                  --
Redemptions of fund shares ............................................................    (19,933)            (35,746)
                                                                                       -----------         -----------
         Net increase (decrease) in fund shares .......................................    (11,211)            (16,089)
Shares outstanding at beginning of period .............................................     38,173              54,262
                                                                                       -----------         -----------
Shares outstanding at end of period ...................................................     26,962              38,173
                                                                                       ===========         ===========

(a) From commencement of operations on June 26, 1998.

See accompanying Notes to Financial Statements.

Statements of Assets and Liabilities

September 30, 1998
(All amounts in thousands)
                                                    SR&F                    SR&F
                                                  GROWTH        SR&F     SPECIAL
                                                   STOCK     SPECIAL     VENTURE
                                               PORTFOLIO   PORTFOLIO   PORTFOLIO
                                                --------    --------    --------
ASSETS
Investments, at market value
   (cost of $434,546, $736,512
   and $142,942, respectively) .............    $732,585    $896,225    $117,586
Receivable for investments sold ............        --        24,754         491
Dividends receivable .......................         380         751          19
Cash .......................................           1           3          49
Other assets ...............................        --          --            10
                                                --------    --------    --------
   Total assets ............................     732,966     921,733     118,155
                                                --------    --------    --------

LIABILITIES
Payable for investments purchased ..........         961       3,889       1,618
Payable to investment adviser ..............         358         558          76
Other liabilities ..........................         104         135          76
                                                --------    --------    --------
   Total liabilities .......................       1,423       4,582       1,770
                                                --------    --------    --------
   Net assets applicable to investors'
     beneficial interest ...................    $731,543    $917,151    $116,385
                                                ========    ========    ========

See accompanying Notes to Financial Statements.

Statements of Operations
--------------------------------------------------------------------------------
For the Year Ended September 30, 1998
(All amounts in thousands)

                                                                  SR&F                                        SR&F
                                                                GROWTH                  SR&F               SPECIAL
                                                                 STOCK               SPECIAL               VENTURE
                                                             PORTFOLIO             PORTFOLIO             PORTFOLIO
                                                             ---------             ---------             ---------
INVESTMENT INCOME
Dividends .................................................  $   5,194             $   7,439             $     814
Interest ..................................................      1,544                 9,120                   779
                                                             ---------             ---------             ---------
                                                                 6,738                16,559                 1,593
Foreign taxes withheld ....................................       --                     (73)                 --
                                                             ---------             ---------             ---------
   Total investment income ................................      6,738                16,486                 1,593
                                                             ---------             ---------             ---------

EXPENSES
Management fees ...........................................      4,252                 8,772                 1,533
Accounting fees ...........................................         42                    55                    29
Trustees' fees ............................................         24                    34                    14
Audit and legal fees ......................................         19                    18                    18
Custodian fees ............................................         10                    30                     2
Other .....................................................        123                   153                    79
                                                             ---------             ---------             ---------
   Total expenses .........................................      4,470                 9,062                 1,675
                                                             ---------             ---------             ---------
   Net investment income (loss) ...........................      2,268                 7,424                   (82)
                                                             ---------             ---------             ---------

REALIZED AND UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS
Net realized gains (losses) on investments ................     (7,814)              212,838                   823
Net realized losses on foreign
   currency transactions ..................................       --                  (1,539)                 --
Net change in unrealized appreciation
   or depreciation on investments and
   foreign currency translations ..........................     32,197              (441,553)              (67,684)
                                                             ---------             ---------             ---------
   Net gains (losses) on investments and
     foreign currency transactions ........................     24,383              (230,254)              (66,861)
                                                             ---------             ---------             ---------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS ..............................  $  26,651             $(222,830)            $ (66,943)
                                                             =========             =========             =========


See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets

For the Year Ended September 30, 1998 and the Period Ended September 30, 1997
(All amounts in thousands)
                                                                                        SR&F Growth
                                                                                    Stock Portfolio         SR&F Special Portfolio
                                                                                1998        1997 (a)          1998        1997 (a)
                                                                         --------------------------    --------------------------
OPERATIONS
Net investment income (loss) .........................................   $     2,268    $     1,842    $     7,424    $     2,236
Net realized gains (losses) on investments and
   foreign currency transactions .....................................        (7,814)        26,585        211,299         92,652
Net change in unrealized appreciation or depreciation on investments
    and foreign currency translations ................................        32,197         53,294       (441,553)       190,726
                                                                         -----------    -----------    -----------    -----------
         Net increase (decrease) in net assets resulting
            from operations ..........................................        26,651         81,721       (222,830)       285,614
                                                                         -----------    -----------    -----------    -----------
TRANSACTIONS IN INVESTORS' BENEFICIAL INTEREST
Contributions ........................................................       151,248        571,598         60,926      1,189,884
Withdrawals ..........................................................       (54,727)       (44,948)      (249,583)      (146,860)
                                                                         -----------    -----------    -----------    -----------
         Net increase (decrease) from transactions in investors'
            beneficial interest ......................................        96,521        526,650       (188,657)     1,043,024
                                                                         -----------    -----------    -----------    -----------
         Net increase (decrease) in net assets .......................       123,172        608,371       (411,487)     1,328,638
TOTAL NET ASSETS
Beginning of period ..................................................       608,371           --        1,328,638           --
                                                                         -----------    -----------    -----------    -----------
End of period ........................................................   $   731,543    $   608,371    $   917,151    $ 1,328,638
                                                                         ===========    ===========    ===========    ===========

                                                                                                         SR&F Special
                                                                                                    Venture Portfolio
                                                                                                1998          1997 (a)
                                                                                           --------------------------
OPERATIONS
Net investment income (loss) ............................................................  $     (82)       $     387
Net realized gains (losses) on investments and
   foreign currency transactions ........................................................        823            7,866
Net change in unrealized appreciation or depreciation on investments and
   foreign currency translations ........................................................    (67,684)          27,038
                                                                                           ---------        ---------
         Net increase (decrease) in net assets resulting from operations ................    (66,943)          35,291
                                                                                           ---------        ---------
TRANSACTIONS IN INVESTORS' BENEFICIAL INTEREST
Contributions ...........................................................................     25,934          218,483
Withdrawals .............................................................................    (78,647)         (17,733)
                                                                                           ---------        ---------
         Net increase (decrease) from transactions in investors' beneficial interest ....    (52,713)         200,750
                                                                                           ---------        ---------
         Net increase (decrease) in net assets ..........................................   (119,656)         236,041
TOTAL NET ASSETS
Beginning of period .....................................................................    236,041             --
                                                                                           ---------        ---------
End of period ...........................................................................  $ 116,385        $ 236,041
                                                                                           =========        =========

(a) From commencement of operations on February 3, 1997.

See accompanying Notes to Financial Statements.

Notes to Financial Statements
--------------------------------------------------------------------------------
(All amounts in thousands)

NOTE 1. ORGANIZATION
Stein Roe Growth Stock Fund, Stein Roe Growth Opportunities Fund, Stein Roe Special Fund, Stein Roe Large Company Focus Fund, Stein Roe Special Venture Fund and Stein Roe Capital Opportunities Fund (the "Funds") are series of Stein Roe Investment Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. Growth Stock Fund, Special Fund and Special Venture Fund invest substantially all of their assets in SR&F Growth Stock Portfolio, SR&F Special Portfolio and SR&F Special Venture Portfolio (the "Portfolios"), respectively.
   The Portfolios are series of SR&F Base Trust, a Massachusetts common law trust organized under an Agreement and Declaration of Trust dated August 23, 1993. The Portfolios commenced operations on February 3, 1997. At commencement, Growth Stock Fund, Special Fund and Special Venture Fund contributed $474,861, $1,096,779 and $160,940 in securities and other assets to SR&F Growth Stock Portfolio, SR&F Special Portfolio and SR&F Special Venture Portfolio, respectively, in exchange for beneficial ownership of those Portfolios. At February 14, 1997, Stein Roe Advisor Growth Stock Fund, Stein Roe Advisor Special Fund and Stein Roe Advisor Special Venture Fund each contributed cash of $100 to their respective Portfolios. The Portfolios allocate income, expenses, realized and unrealized gains and losses to each investor on a daily basis, based on their respective percentage of ownership. At September 30, 1998, Growth Stock Fund and Advisor Growth Stock Fund owned 84.17 percent and 15.83 percent, respectively, of the SR&F Growth Stock Portfolio; Special Fund and Advisor Special Fund owned 99.98 percent and .02 percent, respectively, of the SR&F Special Portfolio; and Special Venture Fund and Advisor Special Venture Fund owned 99.93 percent and .07 percent, respectively, of SR&F Special Venture Portfolio.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES
The following summarizes the significant accounting policies of the Funds and Portfolios. These policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME
Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis. Interest income includes discount accretion on fixed income securities. Realized gains and losses from investment transactions are reported on an identified cost basis.

SECURITY VALUATIONS
All securities are valued as of September 30, 1998. Securities are valued at, depending on the security involved, the last reported sales price, last bid or asked price, or the mean between last bid and asked prices as of the close of the appropriate exchange or other designated time. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary exchange for such security. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

CURRENCY TRANSLATIONS
For purposes of valuation, assets and liabilities are translated into U.S. dollars using currency exchange rates that represent the midpoint between the bid and asked rates as of 4:00 p.m., London time. Purchases and sales of securities are translated into U.S. dollars using the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

FORWARD CURRENCY EXCHANGE CONTRACTS
During the year ended September 30, 1998, SR&F Special Portfolio entered into forward foreign currency exchange contracts under which it was obligated to exchange currencies at specified rates on specified future dates. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movements in currency values. There were no outstanding contracts at September 30, 1998.

FEDERAL INCOME TAXES
No provision is made for federal income taxes since (a) the Funds elect to be taxed as "regulated investment companies" and make distributions to their shareholders to be relieved of all federal income taxes under provisions of current federal tax law; and (b) the Portfolios are treated as partnerships for federal income tax purposes and all of their income is allocated to their owners based on their respective percentages of ownership.
   The Funds intend to utilize provisions of federal income tax law, which allow them to carry a realized capital loss forward up to eight years following the year of the loss, and offset such losses against any future realized gains. At September 30, 1998, Growth Opportunities Fund had a capital loss carryforward of $1,727, which expires in 2005 and 2006; Large Company Focus Fund had a capital loss carryforward of $1,997 which expires in 2006; and Capital Opportunities Fund had a capital loss carryforward of $7,137 which expires in 2005.

DISTRIBUTIONS TO SHAREHOLDERS
Each Fund declares and pays dividends of any net investment income and net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles, which may treat certain transactions differently than generally accepted accounting principles. Distributions in excess of tax basis earnings are reported in the financial statements as a return of capital. Permanent differences in the recognition or classification of income between the financial statements and tax earnings are reclassified to paid-in capital.
  Reclassifications in the Funds' accompanying analysis of net assets were made in 1998 in order to reflect differences between financial reporting and income tax results. The differences primarily related to reclassification of current- and prior-year net operating losses.
   During the year ended September 30, 1998, Special Fund distributed $34,693 of net long-term capital gains through equalization payments to redeeming shareholders.

NOTE 3. TRUSTEES' FEES AND TRANSACTIONS WITH AFFILIATES
The Funds and Portfolios pay monthly management and administrative fees to Stein Roe & Farnham Incorporated (the "Adviser"), an indirect, wholly-owned subsidiary of Liberty Financial Companies, Inc. ("Liberty"), for its services as investment adviser and manager. The annual rates, as a percentage of average daily net assets, are as follows:

-------------------------------------------------------------------------------------------------------------------
                                          MANAGEMENT FEE                                ADMINISTRATIVE FEE
Growth Stock Fund                         N/A                                           .150% up to $500,000,
                                                                                        .125% of the next $500,000,
                                                                                        .100% thereafter

SR&F Growth Stock Portfolio               .600% up to $500,000,                         N/A
                                          .550% of the next $500,000,
                                          .500% thereafter

Special Fund                              N/A                                           .150% up to $500,000,
                                                                                        .125% of the next $500,000,
                                                                                        .100% of the next $500,000,
                                                                                        .075% thereafter

SR&F Special Portfolio                    .750% up to $500,000,                         N/A
                                          .700% of the next $500,000,
                                          .650% of the next $500,000,
                                          .600% thereafter

Special Venture Fund                      N/A                                           .150%

SR&F Special Venture Portfolio            .750%                                         N/A

Growth Opportunities Fund                 .750% up to $500,000,                         .150% up to $500,000,
Large Company Focus Fund                  .700% of the next $500,000,                   .125% of the next $500,000,
Capital Opportunities Fund                .650% of the next $500,000,                   .100% of the next $500,000,
                                          .600% thereafter                              .075% thereafter
-------------------------------------------------------------------------------------------------------------------

   The Adviser also provides fund accounting services.
   The Adviser has agreed to reimburse Growth Opportunities Fund and Large Company Focus Fund for their operating expenses to the extent that annual expenses exceed 1.25 percent and 1.50 percent, respectively, of average daily net assets. This commitment expires on January 31, 2000, subject to earlier termination by the Adviser on 30 days notice.
   Transfer agent fees are paid to SteinRoe Services Inc. (SSI), a direct, wholly-owned subsidiary of Liberty. SSI has entered into an agreement with Liberty Funds Services, Inc., an indirect, wholly-owned subsidiary of Liberty, to act as subtransfer agent for the Funds.
   Certain officers and trustees of the Trust are also officers of the Adviser. No remuneration was paid to any trustee or officer of the Trust who is affiliated with the Adviser.

NOTE 4. SHORT-TERM DEBT
To facilitate portfolio liquidity, the Funds and Portfolios maintain borrowing arrangements under which they can borrow against portfolio securities. Neither the Funds nor the Portfolios had borrowings during the year ended September 30, 1998.

NOTE 5. INVESTMENT TRANSACTIONS
The aggregate cost of purchases and proceeds from sales other than short-term obligations for the year ended September 30, 1998, were:
                                                        Purchases         Sales
                                                        ---------     ---------
SR&F Growth Stock Portfolio.......................       $327,934      $269,847
Growth Opportunities Fund.........................         40,924        37,671
SR&F Special Portfolio............................        487,478       729,593
Large Company Focus Fund..........................         57,921         8,948
SR&F Special Venture Portfolio....................        171,391       211,542
Capital Opportunities Fund........................        408,244       689,081

Financial Highlights
--------------------------------------------------------------------------------
Growth Opportunities Fund

Selected per-share data (for a share outstanding throughout each period), ratios and supplemental data.

                                                       YEAR ENDED    PERIOD ENDED
                                                    SEPTEMBER 30,   SEPTEMBER 30,
                                                             1998         1997 (c)
                                                     ------------   -------------
NET ASSET VALUE, BEGINNING OF PERIOD.................     $ 10.77         $ 10.00
                                                          -------         -------
INCOME FROM INVESTMENT OPERATIONS
   Net investment loss...............................       (0.07)             --
   Net realized and unrealized gains (losses)
      on investments.................................       (0.29)           0.77
                                                          -------         -------
NET ASSET VALUE, END OF PERIOD.......................     $ 10.41         $ 10.77
                                                          =======         =======
Ratio of net expenses to average net assets (a)......        1.25%           1.25%(d)
Ratio of net investment income (loss) to average
   net assets (b)....................................       (0.64%)          0.02%(d)
Portfolio turnover rate..............................          75%              3%
Total return (b).....................................       (3.34%)          7.70%
Net assets, end of period (000's)....................     $49,974         $49,830

(a) If the Fund had paid all of its expenses and there had been no reimbursement by the investment adviser, this ratio would have been 1.44 percent for the year ended September 30, 1998, and 1.74 percent for the period ended
    September 30, 1997.
(b) Computed giving effect to investment adviser's expense limitation undertaking.
(c) From commencement of operations on June 30, 1997.
(d) Annualized

Financial Highlights Continued

Growth Stock Fund

Selected per-share data (for a share outstanding throughout each period), ratios and supplemental data.

                                                                                               Years Ended September 30,
                                                                                     1998               1997                  1996
                                                                              -----------        -----------           -----------
Net Asset Value, Beginning of Period ...................................      $     35.29        $     28.79           $     26.13
                                                                              -----------        -----------           -----------
Income From Investment Operations
         Net investment income (loss) ..................................            (0.04)              0.01                  0.08
         Net realized and unrealized gains on investments ..............             1.61               8.79                  5.01
                                                                              -----------        -----------           -----------
            Total from investment operations ...........................             1.57               8.80                  5.09
                                                                              -----------        -----------           -----------
Distributions
         Net investment income .........................................             --                (0.07)                (0.10)
         Net realized capital gains ....................................            (2.15)             (2.23)                (2.33)
                                                                              -----------        -----------           -----------
            Total distributions ........................................            (2.15)             (2.30)                (2.43)
                                                                              -----------        -----------           -----------
Net Asset Value, End of Period .........................................      $     34.71        $     35.29           $     28.79
                                                                              ===========        ===========           ===========
Ratio of net expenses to average net assets ............................             1.03%              1.07%                 1.08%
Ratio of net investment income (loss) to average net assets ............            (0.10%)             0.04%                 0.32%
Portfolio turnover rate ................................................              N/A                  5%(a)                39%
Total return ...........................................................             4.69%             33.10%                21.04%
Net assets, end of period (000's) ......................................      $   615,345        $   607,699           $   417,964

                                                                                 Years Ended September 30,
                                                                                   1995                    1994
                                                                            -----------             -----------
Net Asset Value, Beginning of Period ....................................   $     23.58             $     24.89
                                                                            -----------             -----------
Income From Investment Operations
         Net investment income (loss) ...................................          0.12                    0.13
         Net realized and unrealized gains on investments ...............          5.60                     0.4
                                                                            -----------             -----------
            Total from investment operations ............................          5.72                    0.54
                                                                            -----------             -----------
Distributions
         Net investment income ..........................................         (0.15)                  (0.12)
         Net realized capital gains .....................................         (3.02)                  (1.73)
                                                                            -----------             -----------
            Total distributions .........................................         (3.17)                  (1.85)
                                                                            -----------             -----------
Net Asset Value, End of Period ..........................................   $     26.13             $     23.58
                                                                            ===========             ===========
Ratio of net expenses to average net assets .............................          0.99%                   0.94%
Ratio of net investment income (loss) to average net assets .............          0.56%                   0.50%
Portfolio turnover rate .................................................            36%                     27%
Total return ............................................................         28.18%                   2.10%
Net assets, end of period (000's) .......................................   $   360,336             $   321,502


(a) Prior to commencement of operations of the Portfolio.

Financial Highlights Continued
Special Fund

Selected per-share data (for a share outstanding throughout each period), ratios and supplemental data.

                                                                                         Years Ended September 30,
                                                                                1998              1997                   1996
                                                                         -----------      -------------         -------------
Net Asset Value, Beginning of Period ..................................  $     33.79      $       27.39         $       25.26
                                                                         -----------      -------------         -------------
Income From Investment Operations
         Net investment income (loss) .................................         0.07              (0.06)                 0.01
         Net realized and unrealized gains (losses) on investments ....        (6.06)              8.57                  4.14
                                                                         -----------      -------------         -------------
            Total from investment operations ..........................        (5.99)              8.51                  4.15
                                                                         -----------      -------------         -------------
Distributions
         Net investment income ........................................         --                 --                   (0.11)
         Net realized capital gains ...................................        (3.32)             (2.11)                (1.91)
                                                                         -----------      -------------         -------------
            Total distributions .......................................        (3.32)             (2.11)                (2.02)
                                                                         -----------      -------------         -------------
Net Asset Value, End of Period ........................................  $     24.48      $       33.79         $       27.39
                                                                         ===========      =============         =============
Ratio of net expenses to average net assets ...........................         1.13%              1.14%                 1.18%
Ratio of net investment income (loss) to average net assets ...........         0.21%             (0.17%)                0.03%
Portfolio turnover rate ...............................................          N/A                  7%(a)                32%
Total return ..........................................................       (19.17%)            33.67%                17.89%
Net assets, end of period (000's) .....................................  $   911,650      $   1,327,578         $   1,158,498

                                                                              Years Ended September 30,
                                                                                   1995              1994
                                                                          -------------     -------------
Net Asset Value, Beginning of Period .................................    $       23.54     $       25.04
                                                                          -------------     -------------
Income From Investment Operations
         Net investment income (loss) ................................             0.13              0.15
         Net realized and unrealized gains (losses) on investments ...             3.05              0.33
                                                                          -------------     -------------
            Total from investment operations .........................             3.18              0.48
                                                                          -------------     -------------
Distributions
         Net investment income .......................................            (0.15)            (0.21)
         Net realized capital gains ..................................            (1.31)            (1.77)
                                                                          -------------     -------------
            Total distributions ......................................            (1.46)            (1.98)
                                                                          -------------     -------------
Net Asset Value, End of Period .......................................    $       25.26     $       23.54
                                                                          =============     =============
Ratio of net expenses to average net assets ..........................             1.02%             0.96%
Ratio of net investment income (loss) to average net assets ..........             0.56%             0.91%
Portfolio turnover rate ..............................................               41%               58%
Total return .........................................................            14.60%             2.02%
Net assets, end of period (000's) ....................................    $   1,201,469     $   1,243,885

(a) Prior to commencement of operations of the Portfolio.

Financial Highlights CONTINUED

Large Company Focus Fund

Selected per-share data (for a share outstanding throughout the period), ratios and supplemental data.
                                                                       PERIOD ENDED
                                                                      SEPTEMBER 30,
                                                                           1998 (a)
                                                                           -------
NET ASSET VALUE, BEGINNING OF PERIOD.............................          $ 10.00
                                                                           -------
INCOME FROM INVESTMENT OPERATIONS
   Net investment loss...........................................              --
   Net realized and unrealized losses on investments.............            (1.27)
                                                                           -------
NET ASSET VALUE, END OF PERIOD...................................          $  8.73
                                                                           =======
Ratio of net expenses to average net assets (b)..................             1.50%(d)
Ratio of net investment loss to average net assets (c)...........            (0.12%)(d)
Portfolio turnover rate..........................................               21%
Total return (c).................................................           (12.70%)
Net assets, end of period (000's)................................          $44,716

(a) From commencement of operations on June 26, 1998.
(b) If the Fund had paid all of its expenses and there had been no reimbursement by the investment adviser, this ratio would have been 1.61 percent for the period ended September 30, 1998.
(c) Computed giving effect to investment adviser's expense limitation undertaking.
(d) Annualized

Financial Highlights CONTINUED
--------------------------------------------------------------------------------
Special Venture Fund

Selected per-share data (for a share outstanding throughout each period), ratios and supplemental data.


                                                                                                                         PERIOD
                                                                                                                          ENDED
                                                                           YEARS ENDED SEPTEMBER 30,                  SEPT. 30,
                                                                   1998              1997                 1996          1995 (d)
                                                            -----------       -----------          -----------       ----------
NET ASSET VALUE, BEGINNING OF PERIOD ..................     $     17.45       $     15.87          $     12.60       $    10.00
                                                            -----------       -----------          -----------       ----------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss) .......................           (0.09)            (0.02)               (0.02)            0.01
   Net realized and unrealized gains (losses)
      on investments ..................................           (5.08)             3.12                 3.86             2.67
                                                            -----------       -----------          -----------       ----------
      Total from investment operations ................           (5.17)             3.10                 3.84             2.68
                                                            -----------       -----------          -----------       ----------
DISTRIBUTIONS
   Net investment income ..............................            --                --                   --              (0.03)
   Net realized capital gains .........................           (1.77)            (1.52)               (0.57)           (0.05)
                                                            -----------       -----------          -----------       ----------
      Total distributions .............................           (1.77)            (1.52)               (0.57)           (0.08)
                                                            -----------       -----------          -----------       ----------
NET ASSET VALUE, END OF PERIOD ........................     $     10.51       $     17.45          $     15.87       $    12.60
                                                            ===========       ===========          ===========       ==========
Ratio of net expenses to average
   net assets (a) .....................................            1.28%             1.29%                1.25%            1.25%(e)
Ratio of net investment income (loss) to
   average net assets (b) .............................           (0.50%)           (0.18%)              (2.19%)           0.12%(e)
Portfolio turnover rate ...............................             N/A                44%(c)               72%              84%
Total return (b) ......................................          (32.05%)           21.73%               31.81%           26.96%
Net assets, end of period (000's)  ....................     $   116,079       $   235,755          $   144,528       $   60,533

(a) If the Fund had paid all of its expenses and there had been no reimbursement by the investment advisor, this ratio would have been 1.34 percent for the year ended September 30, 1996, and 2.87 percent for the period ended September 30, 1995.
(b) Computed giving effect to investment adviser's expense limitation undertaking.
(c) Prior to commencement of operations of the Portfolio.
(d) From commencement of operations on October 17, 1994.
(e) Annualized

Financial Highlights Continued

Capital Opportunities Fund

Selected per-share data (for a share outstanding throughout each period), ratios and supplemental data.

                                                                                     Years Ended September 30,
                                                                              1998                1997                1996
                                                                       -----------       -------------       -------------
Net Asset Value, Beginning of Period ................................  $     29.10       $       31.04       $       21.69
                                                                       -----------       -------------       -------------
Income From Investment Operations
         Net investment income (loss) ...............................        (0.25)              (0.17)              (0.06)
         Net realized and unrealized gains (losses) on investments ..        (3.60)              (1.77)              10.41
                                                                       -----------       -------------       -------------
            Total from investment operations ........................        (3.85)              (1.94)              10.35
                                                                       -----------       -------------       -------------
Distributions
         Net investment income ......................................         --                  --                 (0.01)
         Net realized capital gains .................................         --                  --                 (0.99)
                                                                       -----------       -------------       -------------
            Total distributions .....................................         --                  --                 (1.00)
                                                                       -----------       -------------       -------------
Net Asset Value, End of Period ......................................  $     25.25       $       29.10       $       31.04
                                                                       ===========       =============       =============
Ratio of net expenses to average net assets .........................         1.20%               1.17%               1.22%
Ratio of net investment income (loss) to average net assets .........        (0.72%)             (0.69%)             (0.40%)
Portfolio turnover rate .............................................           47%                 35%                 22%
Total return ........................................................       (13.23%)             (6.25%)             49.55%
Net assets, end of period (000's) ...................................  $   681,133       $   1,110,642       $   1,684,538

                                                                                        Years Ended September 30,
                                                                                        1995                   1994
                                                                                 -----------            -----------
Net Asset Value, Beginning of Period .........................................   $     15.79            $     15.44
                                                                                 -----------            -----------
Income From Investment Operations
         Net investment income (loss) ........................................          0.01                   0.02
         Net realized and unrealized gains (losses) on investments ...........          5.91                   0.34
                                                                                 -----------            -----------
            Total from investment operations .................................          5.92                   0.36
                                                                                 -----------            -----------
Distributions
         Net investment income ...............................................         (0.02)                 (0.01)
         Net realized capital gains ..........................................          --                     --
                                                                                 -----------            -----------
            Total distributions ..............................................         (0.02)                 (0.01)
                                                                                 -----------            -----------
Net Asset Value, End of Period ...............................................   $     21.69            $     15.79
                                                                                 ===========            ===========
Ratio of net expenses to average net assets ..................................          1.05%                  0.97%
Ratio of net investment income (loss) to average net assets ..................          0.08%                  0.04%
Portfolio turnover rate ......................................................            60%                    46%
Total return .................................................................         37.46%                  2.31%
Net assets, end of period (000's) ............................................   $   242,381            $   175,687


All per-share amounts reflect a two-for-one stock split effective August 25, 1995.

Financial Highlights CONTINUED

SR&F Growth Stock Portfolio

                                                       YEAR ENDED     PERIOD ENDED
                                                    SEPTEMBER 30,    SEPTEMBER 30,
                                                             1998         1997 (a)
                                                      -----------      -----------
Ratio of net expenses to average net assets.......           0.61%            0.63%(b)
Ratio of net investment income to average net assets         0.31%            0.52%(b)
Portfolio turnover rate...........................             39%              22%

(a) From commencement of operations on February 3, 1997.
(b) Annualized

Financial Highlights CONTINUED

SR&F Special Portfolio

                                                       YEAR ENDED     PERIOD ENDED
                                                    SEPTEMBER 30,    SEPTEMBER 30,
                                                             1998         1997 (a)
                                                      -----------      -----------
Ratio of net expenses to average net assets.......          0.73%             0.75%(b)
Ratio of net investment income to average net assets        0.60%             0.31%(b)
Portfolio turnover rate...........................            46%               8%

(a) From commencement of operations on February 3, 1997.
(b) Annualized

Financial Highlights CONTINUED

SR&F Special Venture Portfolio
                                                       YEAR ENDED     PERIOD ENDED
                                                    SEPTEMBER 30,    SEPTEMBER 30,
                                                             1998         1997 (a)
                                                      -----------      -----------
Ratio of net expenses to average net assets.......           0.82%            0.82%(b)
Ratio of net investment income (loss) to average
  net assets......................................          (0.04%)           0.31%(b)
Portfolio turnover rate...........................             91%              58%

(a) From commencement of operations on February 3, 1997.
(b) Annualized

Report of Independent Public Accountants

To the Board of Trustees and Shareholders of:

Stein Roe Investment Trust
  Stein Roe Growth Stock Fund
  Stein Roe Growth Opportunities Fund
  Stein Roe Special Fund
  Stein Roe Large Company Focus Fund
  Stein Roe Special Venture Fund
  Stein Roe Capital Opportunities Fund

SR&F Base Trust
  SR&F Growth Stock Portfolio
  SR&F Special Portfolio
  SR&F Special Venture Portfolio

We have audited the accompanying statements of assets and liabilities of Stein Roe Growth Stock Fund, Stein Roe Special Fund, Stein Roe Special Venture Fund and the accompanying statements of assets and liabilities, including the portfolio of invest ments, of SR&F Growth Stock Portfolio, Stein Roe Growth Opportunities Fund, SR&F Special Portfolio, Stein Roe Large Company Focus Fund, SR&F Special Venture Portfolio and Stein Roe Capital Opportunities Fund as of September 30, 1998, and the related statements of operations, changes in net assets and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Funds' and Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures for the SR&F Growth Stock Portfolio, Stein Roe Growth Opportunities Fund, SR&F Special Portfolio, Stein Roe Large Company Focus Fund, SR&F Special Venture Portfolio and Stein Roe Capital Opportunities Fund included confirmation of securities owned as of September 30, 1998, by correspondence with the custodian and brokers. As to securities purchased but not received, we requested confirmation from brokers and, when replies were not received, we carried out alternative auditing procedures. An audit also includes assessing the estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
   In our opinion, the financial statements referred to above present fairly the financial position of the Stein Roe Growth Stock Fund, Stein Roe Growth Opportunities Fund, Stein Roe Special Fund, Stein Roe Large Company Focus Fund, Stein Roe Special Venture Fund, Stein Roe Capital Opportunities Fund, SR&F Growth Stock Portfolio, SR&F Special Portfolio and SR&F Special Venture Portfolio as of September 30, 1998, the results of their operations, the changes in their net assets and their financial highlights for the periods indicated thereon, in conformity with generally accepted accounting principles.


ARTHUR ANDERSEN LLP

Chicago, Illinois
November 6, 1998

To Contact Us. . .

BY PHONE 800-338-2550

You can discuss your investment questions with a Stein Roe account representative by calling us toll free. We'll be happy to answer questions about your current account, or to provide you with information about opening a Stein Roe account, including Stein Roe Traditional, Education and Roth IRAs. We're available seven days a week, from 7 a.m. to 8 p.m. weekdays and from 9 a.m. to 2 p.m.
Saturday and Sunday (Central time).

STEIN ROE'S FUNDS-ON-CALL
24-HOUR SERVICE LINE
Using a touch-tone phone, call our toll-free number, day or night, for your current account balance, the latest Stein Roe prices and yields, and other information. In addition, if you have a Personal Identification Number (PIN), you may place orders for the following transactions 24 hours a day:

o Exchange shares between your Stein Roe accounts;
o Purchase shares by electronic transfer;
o Order additional account statements and money market fund checks; o Redeem shares by check, wire or electronic transfer.

RETIREMENT PLAN ACCOUNTS
Call us for information about how we can assist you with your defined contribution plan, including 401(k) plans. You can reach us toll free at 800-322-1130.
  For information on IRA plans, including the new Roth and Education IRA, call us toll free at 800-338-2550.

BY MAIL OR E-MAIL

If you prefer to contact us by mail, please address all correspondence to:
P.O. Box 8900, Boston, MA 02205-8900. To contact us by e-mail, send correspondence directly to comments@steinroe.com or visit us at www.steinroe.com on the Internet.

IN PERSON

If you are in the Chicago area, please visit our Investor Center located in downtown Chicago at One South Wacker Drive, 32nd Floor. Our account representatives can answer questions about your current Stein Roe investments or provide you infor mation about any of the Stein Roe funds and retirement plans. Stop by weekdays between 8 a.m. and 5:15 p.m.

THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS.

Investment Trust

TRUSTEES
Thomas W. Butch
PRESIDENT, MUTUAL FUND DIVISION AND DIRECTOR,
  STEIN ROE & FARNHAM INCORPORATED
William W. Boyd
CHAIRMAN AND DIRECTOR, STERLING PLUMBING
  GROUP INC.
Lindsay Cook
SENIOR VICE PRESIDENT, LIBERTY FINANCIAL
  COMPANIES, INC.
Douglas A. Hacker
SENIOR VICE PRESIDENT AND CHIEF FINANCIAL
  OFFICER, UNITED AIRLINES
Janet Langford Kelly
SENIOR VICE PRESIDENT, SECRETARY AND GENERAL
  COUNSEL, SARA LEE CORPORATION
Charles R. Nelson
VAN VOORHIS PROFESSOR OF POLITICAL ECONOMY,
  UNIVERSITY OF WASHINGTON
Thomas C. Theobald
MANAGING DIRECTOR, WILLIAM BLAIR CAPITAL PARTNERS
OFFICERS
Thomas W. Butch, PRESIDENT
William D. Andrews, EXECUTIVE VICE PRESIDENT
Loren A. Hansen, EXECUTIVE VICE PRESIDENT
Hans P. Ziegler, EXECUTIVE VICE PRESIDENT
Gary A. Anetsberger, SENIOR VICE PRESIDENT,
  CHIEF FINANCIAL OFFICER
David P. Brady, VICE PRESIDENT
Daniel K. Cantor, VICE PRESIDENT
Kevin M. Carome, VICE PRESIDENT,
  ASSISTANT SECRETARY
Erik P. Gustafson, VICE PRESIDENT
James P. Haynie, VICE PRESIDENT
Harvey B. Hirschhorn, VICE PRESIDENT
Eric S. Maddix, VICE PRESIDENT
Lynn C. Maddox, VICE PRESIDENT
Arthur J. McQueen, VICE PRESIDENT
Nicolette D. Parrish, VICE PRESIDENT,
  ASSISTANT SECRETARY
Gita R. Rao, VICE PRESIDENT
Michael E. Rega, VICE PRESIDENT
M. Gerard Sandel, VICE PRESIDENT
Gloria J. Santella, VICE PRESIDENT
Heidi J. Walter, VICE PRESIDENT, SECRETARY
Sharon R. Robertson, CONTROLLER
Scott E. Volk, TREASURER
Margaret O. Zwick, ASSISTANT TREASURER
Janet B. Rysz, ASSISTANT SECRETARY
 AGENTS AND ADVISERS
Stein Roe & Farnham Incorporated
INVESTMENT ADVISER
State Street Bank and Trust Company
CUSTODIAN
SteinRoe Services Inc.
TRANSFER AGENT
Bell, Boyd & Lloyd
LEGAL COUNSEL TO THE TRUST
Arthur Andersen LLP
INDEPENDENT PUBLIC ACCOUNTANTS

THE STEIN ROE MUTUAL FUNDS

Stein Roe Cash Reserves Fund
Stein Roe Intermediate Bond Fund
Stein Roe Income Fund
Stein Roe High Yield Fund
Stein Roe Municipal Money Market Fund
Stein Roe Intermediate Municipals Fund
Stein Roe Managed Municipals Fund
Stein Roe High-Yield Municipals Fund
Stein Roe Balanced Fund
Stein Roe Growth & Income Fund
Stein Roe Growth Stock Fund
Stein Roe Young Investor Fund
Stein Roe Growth Opportunities Fund
Stein Roe Special Fund
Stein Roe Large Company Focus Fund
Stein Roe Special Venture Fund
Stein Roe Capital Opportunities Fund
Stein Roe International Fund
Stein Roe Emerging Markets Fund

                             Stein Roe Mutual Funds
                                  P.O. Box 8900
                              Boston, MA 02205-8900
                                  800-338-2550
                                www.steinroe.com

     In Chicago, visit our Fund Center at One South Wacker Drive, 32nd Floor

                         Liberty Funds Distributor, Inc.
EQ11A 11/98